EXHIBIT 99




                        [Banc of America Securities LOGO]




--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$647,745,000 Certificates (approximate)

Asset-Backed Certificates, Series 2004-OPT3
Offered Classes: A-1, A-2, A-3, A-4, M-1, M-2, M-3, M-4, M-5 & M-6

Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager


March 11th, 2004








Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------



     >>  Summary of Certificates                                       pp. 3

     >>  Important Dates and Contacts                                  pp. 4

     >>  Summary of Terms                                              pp. 6

     >>  Credit Enhancement                                            pp. 8

     >>  Pass-Through Rates                                            pp. 11

     >>  Trigger Events                                                pp. 13

     >>  Yield Maintenance Agreement(s)                                pp. 14

     >>  Interest and Principal Distributions                          pp. 15

     >>  Definitions                                                   pp. 19

     >>  Bond Summary                                                  pp. 24

     >>  Cap Schedules                                                 pp. 28




    Annex A
    -------
    Collateral Information is located in the accompanying ABFC 2004-OPT3 Annex A



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Summary of Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Expected Last
                                                                    Expected         Scheduled
             Expected                                              Principal        Distribution
           Approximate    Interest   Principal   Expected WAL     Window (mos)         Date**
  Class     Size ($)*       Type       Type     (yrs) Call/Mat      Call/Mat          Call/Mat            Expected Ratings
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Moodys      S&P      Fitch
--------- -------------- ----------- ---------- --------------- ---------------------------------- ----------- --------- --------
 A-1***    400,000,000    Floating      Sen      2.59 / 2.83          Not Marketed Hereby***          Aaa        AAA       AAA
--------- -------------- ----------- ---------- --------------- ---------------------------------- ----------- --------- --------
   A-2      89,163,000    Floating    Sen Seq    1.00 / 1.00       1-26/1-26       Jun-06/Jun-06      Aaa        AAA       AAA
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   A-3      32,927,000    Floating    Sen Seq    3.00 / 3.00      26-52/26-52      Aug-08/Aug-08      Aaa        AAA       AAA
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   A-4      34,515,000    Floating    Sen Seq    6.27 / 7.34      52-89/52-200     Sep-11/Dec-20      Aaa        AAA       AAA
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   M-1      34,828,000    Floating     Mezz      4.98 / 5.47      39-89/39-155     Sep-11/Mar-17      Aa2         AA        AA
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   M-2      27,017,000    Floating     Mezz      4.94 / 5.34      38-89/38-138     Sep-11/Oct-15       A2         A         A
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   M-3      8,788,000     Floating     Mezz      4.93 / 5.19      37-89/37-115     Sep-11/Nov-13       A3         A-        A
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   M-4      7,487,000     Floating     Mezz      4.92 / 5.03      37-89/37-103     Sep-11/Nov-12      Baa1       BBB+       A-
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   M-5      6,510,000     Floating     Mezz      4.74 / 4.74      37-89/37-89      Sep-11/Sep-11      Baa2       BBB       BBB
--------- -------------- ----------- ---------- --------------- ----------------- ---------------- ----------- --------- --------
   M-6      6,510,000     Floating     Mezz      3.85 / 3.85      37-70/37-70      Feb-10/Feb-10      Baa3       BBB-      BBB-
---------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

** The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed and other modeling assumptions

*** The Class A-1 Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet.


--------------------------------------------------------------------------------

Structure:
----------

(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2, Class A-3 and Class A-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(2) The margins on the Class A Certificates will double, and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.

(3) The Offered Certificates will be subject to the applicable Net WAC Rate as described herein.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
Adjustable-rate           100% ARM PPC
Mortgage Loans            28% CPR
--------------------------------------------------------------------------------
Fixed-rate Mortgage       100% FRM PPC
Loans                     100% FRM PPC assumes that prepayments start at 2.3%
                          CPR in month one, increase by 2.3% each month to 23%
                          CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                Summary of Important Dates
------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                     Collateral Information
Expected Pricing                03/12/2004                           Statistical Cut-off Date          03/01/2004
Expected Settlement             04/30/2004                           Cut-off Date                      04/01/2004
First Distribution              05/25/2004
Expected Stepdown               05/25/2007

Bond Information
                                                                                      Expected                 REMIC
    Class                          Initial                           Delay         Last Scheduled             Maturity
                 Dated Date      Accrual Days     Accrual Method       Days      Distribution Date*            Date**
     A-1         04/30/2004           0               Act/360            0                   Not Marketed Hereby
     A-2         04/30/2004           0               Act/360            0           06/25/2006              12/25/2033
     A-3         04/30/2004           0               Act/360            0           08/25/2008              12/25/2033
     A-4         04/30/2004           0               Act/360            0           09/25/2011              12/25/2033
     M-1         04/30/2004           0               Act/360            0           09/25/2011              12/25/2033
     M-2         04/30/2004           0               Act/360            0           09/25/2011              12/25/2033
     M-3         04/30/2004           0               Act/360            0           09/25/2011              12/25/2033
     M-4         04/30/2004           0               Act/360            0           09/25/2011              12/25/2033
     M-5         04/30/2004           0               Act/360            0           09/25/2011              12/25/2033
     M-6         04/30/2004           0               Act/360            0           02/25/2010              12/25/2033

------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions

** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage Trading/Syndicate                Tel:  (704) 388-1597
--------------------------                Fax:  (704) 335-5904

Rob Karr                                  robert.h.karr@bankofamerica.com

Patrick Beranek                           patrick.beranek@bankofamerica.com

Chris Springer                            chris.springer@bankofamerica.com

Principal Finance Group                   Fax: (704) 388-9668 (Fax)
-----------------------

Rajneesh Salhotra                         Tel: (704) 386-1540
                                          rajneesh.salhotra@bankofamerica.com

Scott Shultz                              Tel:  (704) 387-6040
                                          scott.m.shultz@bankofamerica.com

Pinar Kip                                 Tel: (212) 933-3006
                                          pinar.kip@bankofamerica.com

Rating Agencies
---------------

Joseph Grohotolski - Moody's              (212) 553-4619
                                          joseph.grohotolski@moodys.com

Wen Hsu - Fitch                           (212) 908-0633
                                          wen.hsu@fitchratings.com

Bridget Steers - S&P                      (212) 438-2610
                                          bridget_steers@sandp.com
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:               Asset Backed Funding Corporation
                                   Asset Backed Certificates, Series 2004-OPT3, the "Trust"

Offered Certificates:              The Class A-1, Class A-2, Class A-3 and Class
                                   A-4 Certificates (the "Class A Certificates") and the Class M-1, Class M-2, Class M-3,
                                   Class M-4, Class M-5 and Class M-6
                                   Certificates (the "Mezzanine Certificates" and together with the Class A Certificates, the "Offered Certificates").

Offering Type:                     All the Offered Certificates will be offered
                                   publicly pursuant to a Prospectus.

Depositor:                         Asset Backed Funding Corporation

Originator and Master Servicer:    Option One Mortgage Corporation

Trustee and Custodian:             Wells Fargo Bank, N.A.

Credit Risk Manager:               The Murrayhill Company

Lead Manager and Bookrunner:       Banc of America Securities LLC

Co-Managers:                       Bear, Stearns & Co. Inc. and Blaylock and
                                   Partners, L.P.

Closing Date:                      On or about April 30, 2004

Tax Status:                        The Offered Certificates will be designated
                                   as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes

ERISA Eligibility:                 All of the Offered Certificates
                                   are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered
                                   Certificates remain in the four highest
                                   rating categories.

SMMEA Eligibility:                 The Offered Certificates are not expected to
                                   constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business day, beginning in May 2004.

Accrued Interest:                  The price to be paid by investors for the
                                   Offered Certificates will not include accrued interest (settle flat).

Day Count:                         With respect to the Offered Certificates
                                   Actual/360.

Payment Delay:                     With respect to the Offered Certificates 0
                                   days.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Stepped Servicing Fees:            0.30% per annum on the aggregate principal
                                   balance of the Mortgage Loans for months 1 through 10 from the month of the Closing
                                   Date, 0.40% per annum on the aggregate
                                   principal balance of the Mortgage Loans for months 11 through 30 from the month of Closing Date and 0.65% per annum on the aggregate principal balance of the Mortgage
                                   Loans for months 31 and thereafter from the month of the Closing Date.

Trustee Fee:                       Approximately 0.008% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

Credit Risk Manager Fee:           Approximately 0.0175% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

Statistical Cut-Off Date:          March 1, 2004.

Cut-Off Date:                      For each Mortgage Loan in the mortgage pool
                                   on the Closing Date, the close of business on April 1, 2004.

Mortgage Loans:                    As of the Statistical Cut-off Date, the
                                   aggregate principal balance of the Mortgage
                                   Loans is approximately $656,402,497.17, of which: (i) approximately $472,002,513.00 consists of a pool of conforming balance fixed-rate and adjustable-rate Mortgage Loans
                                   (the "Group I Mortgage Loans") and (ii)
                                   approximately $184,399,984.17 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans
                                   (the "Group II Mortgage Loans" and, together with the Group I Mortgage Loans, the
                                   "Mortgage Loans"). See the accompanying ABFC
                                   2004-OPT3 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination Date:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-Off Date ("Cut-Off Date
                                   Principal Balance").

Monthly Master Servicer Advances:  The Master Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:                Credit enhancement for the structure is
                                   provided by Excess Cashflow,
                                   overcollateralization and subordination.

                                   Certificate Credit Enhancement
                                   ------------------------------

                                   (1)  The Class A Certificates are
                                        enhanced by Excess Cashflow, the
                                        Overcollateralization Amount and
                                        approximately 14.00% in subordinate
                                        certificates.

                                   (2)  The Class M-1 Certificates are
                                        enhanced by Excess Cashflow, the
                                        Overcollateralization Amount and
                                        approximately 8.65% in subordinate
                                        certificates.

                                   (3)  The Class M-2 Certificates are
                                        enhanced by Excess Cashflow, the
                                        Overcollateralization Amount and
                                        approximately 4.50% in subordinate
                                        certificates.

                                   (4)  The Class M-3 Certificates are
                                        enhanced by Excess Cashflow, the
                                        Overcollateralization Amount and
                                        approximately 3.15% in subordinate
                                        certificates.

                                   (5)  The Class M-4 Certificates are
                                        enhanced by Excess Cashflow, the
                                        Overcollateralization Amount and
                                        approximately 2.00% in subordinate
                                        certificates.

                                   (6)  The Class M-5 Certificates are
                                        enhanced by Excess Cashflow, the
                                        Overcollateralization Amount and
                                        approximately 1.00% in subordinate
                                        certificates.

                                   (7)  The Class M-6 Certificates are
                                        enhanced by Excess Cashflow and the
                                        Overcollateralization Amount.

PMI Policy:                        The depositor will acquire a mortgage pool
                                   insurance policy (the "PMI Policy") on behalf of the Trust on the Closing Date. The PMI
                                   Policy will cover a portion of certain losses down to at least 60% of the value of the mortgaged property, subject to certain limitations and exclusions on approximately
                                   [80.17]% of those Mortgage Loans in the Trust with combined loan-to-value ratios in excess of 60%. With respect to the Group I Mortgage
                                   Loans and the Group II Mortgage Loans, the
                                   PMI Policy will cover losses down to at least
                                   60% of the value of the mortgaged property, subject to certain limitations and exclusions on approximately [82.28]% and [74.82]% respectively of such Mortgage Loans with combined loan-to-value ratios in excess of 60%.

Expected Credit Support
Percentage:

                       Class    Initial Credit Support    After Stepdown Support
                       -----    ----------------------    ----------------------
                         A             14.50%                     29.00%
                        M-1            9.15%                      18.30%
                        M-2            5.00%                      10.00%
                        M-3            3.65%                       7.30%
                        M-4            2.50%                       5.00%
                        M-5            1.50%                       3.00%
                        M-6            0.50%                       1.00%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Expected Overcollateralization     Prior to the Stepdown Date, the
Target Amount:                     Overcollateralization Target Amount will be
                                   approximately 0.50% of the aggregate
                                   Principal Balance of the Mortgage Loans as of the Cut-off Date. The Overcollateralization
                                   Target Amount on or after the Stepdown Date will be the greater of approximately (a)
                                   1.00% of the aggregate Principal Balance of the Mortgage Loans for the related
                                   Distribution Date and (b) 0.50% of the
                                   aggregate Principal Balance of the Mortgage
                                   Loans as of the Cut-off Date; provided
                                   however, if a Trigger Event has occurred on the related Distribution Date, the
                                   Overcollateralization Target Amount will be equal to the Overcollateralization Target
                                   Amount for the previous Distribution Date.

Overcollateralization Release      The Overcollateralization Release Amount
Amount:                            means, with respect to any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization
                                   Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date.

Overcollateralization Deficiency   As of any Distribution Date, the
Amount:                            Overcollateralization Deficiency Amount is
                                   the excess, if any, of (a) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date over (b) the
                                   Overcollateralization Amount for such
                                   Distribution Date, calculated for this
                                   purpose after taking into account the
                                   reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution
                                   Amount (but not the Extra Principal
                                   Distribution Amount) on such Distribution
                                   Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization Amount:      The Overcollateralization Amount is equal to
                                   the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered
                                   Certificates. On the Closing Date, the
                                   Overcollateralization Amount is expected to equal the Overcollateralization Target
                                   Amount. To the extent the
                                   Overcollateralization Amount is reduced below the Overcollateralization Target Amount,
                                   Excess Cashflow will be directed to build the Overcollateralization Amount until the
                                   Overcollateralization Target Amount is
                                   reached.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Available Funds:                   Available Funds will be equal to the sum of
                                   the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Master Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Trustee one business day prior to the related determination date, after deduction of the Trustee Fee for such Distribution Date, the Servicing Fee for such
                                   Distribution Date, the Credit Risk Manager
                                   Fee for such Distribution Date, the PMI
                                   Policy premium for such distribution date and any accrued and unpaid Servicing Fees, Trustee Fees, and Credit Risk Manager Fees in respect of any prior Distribution Dates (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments,
                                   Insurance Proceeds, Net Liquidation Proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the
                                   Termination Price and (iv) payments from the Master Servicer in connection with Advances and Compensating Interest for such
                                   Distribution Date.

Excess Cashflow:                   For the Offered Certificates on each
                                   Distribution Date is equal to the sum of (x) any Overcollateralization Release Amount and
                                   (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered Certificates and (ii) the Principal
                                   Remittance Amount.

Stepdown Date:                     The earlier to occur of (i) the Distribution
                                   Date on which the aggregate certificate
                                   principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in May
                                   2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 29.00%. The Credit
                                   Enhancement Percentage is obtained by
                                   dividing (x) the sum of the aggregate
                                   certificate principal balance of the
                                   Mezzanine Certificates and the
                                   Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:

The Formula Rate for the Offered Certificates is the lesser of:

      (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage Rate:        The Adjusted Net Mortgage Rate for each
                                   Mortgage Loan is equal to the mortgage
                                   interest rate less the sum of (i) the
                                   Servicing Fee Rate, (ii) the Trustee Fee
                                   Rate, (iii) the Credit Risk Manager Fee and
                                   (iv) the PMI Policy fee, if any.

Adjusted Net Maximum               The Adjusted Net Maximum Mortgage Rate for
Mortgage Rate:                     each Mortgage Loan is equal to the maximum
                                   mortgage interest rate (or the mortgage
                                   interest rate in the case of any Fixed Rate
                                   Mortgage Loan) less the sum of (i) the
                                   Servicing Fee Rate, (ii) the Trustee Fee
                                   Rate, (iii) the Credit Risk Manager Fee and
                                   (iv) the PMI Policy fee, if any.

Maximum Cap Rate:

The Maximum Cap Rate for the Class A-1 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2, Class A-3 and Class A-4 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Maximum Cap Rate for the Class A-1 Certificates and the Maximum Cap Rate for the Class A-2, Class A-3 and Class A-4 Certificates weighted on the basis of the related group subordinate amount.

Net WAC Rate:

The Net WAC Rate for the Class A-1 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2, Class A-3 and Class A-4 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rate for the Class A-1 Certificates and the Net WAC Rate for the Class A-2, Class A-3 and Class A-4 Certificates weighted on the basis of the related group subordinate amount.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.







Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                     A Trigger Event exists with respect to any
                                   Distribution Date on or after the Stepdown
                                   Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 55.00% of the Credit Enhancement
                                   Percentage or (ii) if the Cumulative Realized
                                   Loss Percentage* exceeds the value defined below for such Distribution Date:

               Distribution Dates          Cumulative Realized Loss Percentage
               ------------------          -----------------------------------
              May 2007 - April 2008                      [1.75]%
              May 2008 - April 2009                      [2.50]%
              May 2009 - April 2010                      [2.75]%
               May 2010 and after                        [3.00]%

* The Cumulative Realized Loss Percentage Triggers are subject to change upon Rating Agency sign-off.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement
with [      ] (the "Counterparty") for the benefit of the Offered Certificates.
The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 9.00%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xiv) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2007.

--------------------------------------------------------------------------------------------------------------------------------
                                            Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------------------------------------------------------
       Period                 Notional                 Strike                Period             Notional             Strike
-------------------- ------------------------ ---------------------- --------------------- -------------------- ----------------
          1                   651,000,000             7.63                    19                  410,867,946        6.00
          2                   636,494,241             6.10                    20                  400,295,312        7.83
          3                   621,801,267             6.31                    21                  390,076,114        7.56
          4                   606,922,349             6.10                    22                  380,117,774        7.56
          5                   591,862,167             6.10                    23                  370,413,610        8.39
          6                   576,628,982             6.31                    24                  360,957,114        7.55
          7                   561,788,244             6.10                    25                  351,741,945        7.81
          8                   547,329,806             6.31                    26                  342,761,961        8.07
          9                   533,243,821             6.10                    27                  334,027,951        8.34
         10                   519,520,626             6.10                    28                  325,516,374        8.06
         11                   506,150,844             6.67                    29                  317,221,546        8.05
         12                   493,125,343             6.00                    30                  309,137,931        8.32
         13                   480,435,228             6.21                    31                  301,260,134        7.80
         14                   468,071,834             6.00                    32                  293,582,926        8.73
         15                   456,026,746             6.21                    33                  286,118,559        8.43
         16                   444,291,717             6.00                    34                  278,843,782        8.43
         17                   432,858,740             6.00
         18                   421,720,016             6.21
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

      (ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

      (iii) concurrently, to the holders of the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) concurrently, to the holders of the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

      (ii) concurrently, to the holders of the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

      (iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

      (i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

      (vii) any remainder as described under "Excess Cashflow Distribution."



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

      (i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below;

      (iii) to the holders of the Class A-3 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(ii) below; and

      (iv) to the holders of the Class A-4 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(iii) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

      (i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (ii) to the holders of the Class A-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (iii) to the holders of the Class A-4 Certificates, until the certificate principal balance thereof has been reduced to zero; and

      (iv) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

      (i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

      (ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

      (iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

      (iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

      (v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero; and

      (vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

      (i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (iii) to the holders of the Class A-3 Certificates, until the certificate principal balance thereof has been reduced to zero; and

      (iv) to the holders of the Class A-4 Certificates, until the certificate principal balance thereof has been reduced to zero.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

      (i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (ii) to the holders of the Class A-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (iii) to the holders of the Class A-4 Certificates, until the certificate principal balance thereof has been reduced to zero; and

      (iv) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after IV through V above for such Distribution Date shall be made in the following amounts and order of priority:

      (i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      (ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      (iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      (iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      (v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

      (vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)   to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)    to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)     to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)    to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)   to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)  to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)    to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)     to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)    to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)   to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)  to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates first, pro rata, to the Class A Certificates and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates; and

(xv) any remaining amounts as specified in the pooling and servicing agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Accrued Certificate Interest:      Accrued Certificate Interest for each Class
                                   of Offered Certificates for each Distribution
                                   Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Unpaid Interest Shortfall Amount:  The Unpaid Interest Shortfall Amount means
                                   (i) for each class of Offered Certificates and the first Distribution Date, zero, and
                                   (ii) with respect to each class of Offered
                                   Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and
                                   (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized Loss Amount:    An Allocated Realized Loss Amount with
                                   respect to any class of the Mezzanine
                                   Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated
                                   Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:                   A Realized Loss is (i) as to any Mortgage
                                   Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage
                                   Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and
                                   (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                   All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-6 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates, and eighth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates all interest and principal amounts to which such Certificates are then entitled.

Group I Principal Percentage:      The Group I Principal Percentage for any
                                   Distribution Date is the percentage
                                   equivalent of a fraction, the numerator of which is (i) the Group I Principal Remittance
                                   Amount for such Distribution Date, and the denominator of which is (ii) the Principal
                                   Remittance Amount for such Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Group I Interest Remittance        The Group I Interest Remittance Amount with
Amount:                            respect to any Distribution Date is that
                                   portion of the Available Funds for such
                                   Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group I Principal Remittance       The Group I Principal Remittance Amount means
Amount:                            with respect to any Distribution Date, the
                                   sum of (i) all scheduled payments of
                                   principal collected or advanced on the Group
                                   I Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Master
                                   Servicer during such Prepayment Period, (iii) the principal portion of all related Net
                                   Liquidation Proceeds and Insurance Proceeds and recoveries received during such
                                   Prepayment Period with respect to the Group I
                                   Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I Mortgage Loans, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group I Mortgage Loans, and (vi) on the
                                   Distribution Date on which the Trust is to be terminated in accordance with the Pooling
                                   Agreement, that portion of the Termination
                                   Price, representing principal with respect to the Group I Mortgage Loans.

Group II Principal Percentage:     The Group II Principal Percentage for any
                                   Distribution Date is the percentage
                                   equivalent of a fraction, the numerator of which is (i) the Group II Principal
                                   Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance Amount for such
                                   Distribution Date.

Group II Interest Remittance       The Group II Interest Remittance Amount with
Amount:                            respect to any Distribution Date is that
                                   portion of the Available Funds for such
                                   Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

Group II Principal Remittance      The Group II Principal Remittance Amount
Amount:                            means with respect to any Distribution Date,
                                   the sum of (i) all scheduled payments of principal collected or advanced on the Group
                                   II Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the
                                   Master Servicer during such Prepayment
                                   Period, (iii) the principal portion of all related Net Liquidation Proceeds and
                                   Insurance Proceeds and recoveries received during such Prepayment Period with respect to the Group II Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group II
                                   Mortgage Loans, deposited to the Collection
                                   Account during such Prepayment Period, (v) the principal portion of any related
                                   Substitution Adjustments deposited in the
                                   Collection Account during such Prepayment
                                   Period with respect to the Group II Mortgage
                                   Loans and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Principal Remittance Amount:       The Principal Remittance Amount is the sum of
                                   the Group I Principal Remittance Amount and the Group II Principal Remittance Amount.

Principal Distribution Amount:     The Principal Distribution Amount is the sum
                                   of the Principal Remittance Amount (minus the
                                   Overcollateralization Release Amount, if any) and the Extra Principal Distribution Amount, if any.

Extra Principal Distribution       The Extra Principal Distribution Amount with
Amount:                            respect to any Distribution Date is the
                                   lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount for such Distribution Date.

Group I Senior Principal           Group I Senior Principal Distribution Amount
Distribution Amount:               means as of any Distribution Date (i) before
                                   the Stepdown Date or as to which a Trigger
                                   Event is in effect, the lesser of (a) the certificate principal balance of the Class
                                   A-1 Certificates immediately prior to such Distribution Date and (b) the Group I
                                   Principal Percentage of the Principal
                                   Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class
                                   A-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 71.00% and
                                   (2) the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal
                                   Balance of the Group I Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the Group I
                                   Mortgage Loans on the Cut-off Date.

Group II Senior Principal          Group II Senior Principal Distribution Amount
Distribution Amount:               means as of any Distribution Date (i) before
                                   the Stepdown Date or as to which a Trigger
                                   Event is in effect, the lesser of (a) the aggregate certificate principal balance of the Class A-2, Class A-3, and Class A-4
                                   Certificates immediately prior to such
                                   Distribution Date and (b) the Group II
                                   Principal Percentage of the Principal
                                   Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class
                                   A-2, Class A-3, and Class A-4 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 71.00% and (2) the aggregate
                                   Principal Balance of the Group II Mortgage
                                   Loans as of the last day of the related
                                   Collection Period and (y) the amount by which the aggregate Principal Balance of the Group
                                   II Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate Principal
                                   Balance of the Group II Mortgage Loans on the
                                   Cut-off Date

Senior Principal Distribution      The Senior Principal Distribution Amount is
Amount:                            an amount equal to the sum of (i) the Group I
                                   Senior Principal Distribution Amount and (ii) the Group II Senior Principal Distribution
                                   Amount.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class M-1 Principal                The Class M-1 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                   Amount) and the Class M-1 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 81.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and
                                   (y) the principal balance of the of the
                                   Mortgage Loans as of the Cut-off Date.

Class M-2 Principal                The Class M-2 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount) and the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                   Loans as of the Cut-off Date.

Class M-3 Principal                The Class M-3 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                   92.70% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                                   Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2004-OPT3
      $647,745,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class M-4 Principal                The Class M-4 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                   Amount) and the Class M-4 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                                   Date.

Class M-5 Principal                The Class M-5 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                   Distribution Amount) and the Class M-5
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, minus the product of (x)
                                   0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal                The Class M-6 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                   Distribution Amount), the Class M-5
                                   Certificates (after taking into account the Class M-5 Principal Distribution Amount) and the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                   99.00% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                                   Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                          To Maturity
---------------------------------------------------------------------------------------------------------------------------------
Class A-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              12.90          2.01          1.35          1.00           0.78          0.64          0.53
First Principal Date           5/25/2004     5/25/2004     5/25/2004      5/25/2004     5/25/2004     5/25/2004      5/25/2004
Last Principal Date            4/25/2025     9/25/2008     4/25/2007      6/25/2006     1/25/2006     9/25/2005      6/25/2005
Payment Windows (mos.)            252            53            36            26             21            17            14
Class A-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              23.49          6.28          4.21          3.00           2.19          1.77          1.46
First Principal Date           4/25/2025     9/25/2008     4/25/2007      6/25/2006     1/25/2006     9/25/2005      6/25/2005
Last Principal Date            2/25/2030     12/25/2012    2/25/2010      8/25/2008     1/25/2007     7/25/2006      2/25/2006
Payment Windows (mos.)            59             52            35            27             13            11             9
Class A-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%        50%|50%       75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.80         14.07          9.85          7.34           5.61          4.13          2.76
First Principal Date           2/25/2030     12/25/2012    2/25/2010      8/25/2008     1/25/2007     7/25/2006      2/25/2006
Last Principal Date           11/25/2033     2/25/2031     10/25/2025    12/25/2020     6/25/2017     1/25/2015      2/25/2013
Payment Windows (mos.)            46            219           189            149           126           103            85
Class M-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.87         10.40          7.16          5.47           4.69          4.48          5.00
First Principal Date           7/25/2025     12/25/2008    5/25/2007      7/25/2007     9/25/2007     12/25/2007     5/25/2008
Last Principal Date            9/25/2033     5/25/2027     5/25/2021      3/25/2017     6/25/2014     7/25/2012      1/25/2011
Payment Windows (mos.)            99            222           169            117            82            56            33
Class M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.85         10.26           7.05          5.34           4.47          4.06          3.97
First Principal Date          7/25/2025     12/25/2008     5/25/2007      6/25/2007     7/25/2007     8/25/2007     10/25/2007
Last Principal Date           7/25/2033     6/25/2025      7/25/2019     10/25/2015     4/25/2013     7/25/2011      4/25/2010
Payment Windows (mos.)           97            199            147            101            70            48            31
Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%        50%|50%        75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.83         10.04           6.87          5.19           4.30          3.84          3.63
First Principal Date          7/25/2025     12/25/2008     5/25/2007      5/25/2007     6/25/2007     7/25/2007      8/25/2007
Last Principal Date           4/25/2033     7/25/2022      2/25/2017     11/25/2013     10/25/2011    5/25/2010      4/25/2009
Payment Windows (mos.)           94            164            118            79             53            35            21
Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%        50%|50%        75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.78          9.78           6.67          5.03           4.17          3.69          3.46
First Principal Date          7/25/2025     12/25/2008     5/25/2007      5/25/2007     6/25/2007     6/25/2007      7/25/2007
Last Principal Date           1/25/2033     11/25/2020     11/25/2015    11/25/2012     1/25/2011     9/25/2009     10/25/2008
Payment Windows (mos.)           91            144            103            67             44            28            16



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                    To Maturity (continued)
---------------------------------------------------------------------------------------------------------------------------------
Class M-5 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%        50%|50%        75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.65          9.27           6.29           4.74          3.91          3.48           3.25
First Principal Date          7/25/2025     12/25/2008     5/25/2007      5/25/2007     5/25/2007     5/25/2007      6/25/2007
Last Principal Date           8/25/2032      9/25/2018     4/25/2014      9/25/2011     1/25/2010    12/25/2008      2/25/2008
Payment Windows (mos.)            86            118            84             53            33            20              9
Class M-6 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%        50%|50%        75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.55          7.47           5.03           3.85          3.32          3.11           3.09
First Principal Date          7/25/2025     12/25/2008     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Last Principal Date           9/25/2031     10/25/2015     2/25/2012      2/25/2010    10/25/2008    12/25/2007      6/25/2007
Payment Windows (mos.)            75            83             58             34            18             8              2



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          BOND SUMMARY
                                                            To Call
--------------------------------------------------------------------------------------------------------------------------------
Class A-2 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%        50%|50%       75%|75%      100%|100%     125%|125%      150%|150%     175%|175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              12.90          2.01         1.35          1.00          0.78           0.64           0.53
First Principal Date           5/25/2004      5/25/2004    5/25/2004     5/25/2004     5/25/2004      5/25/2004      5/25/2004
Last Principal Date            4/25/2025      9/25/2008    4/25/2007     6/25/2006     1/25/2006      9/25/2005      6/25/2005
Payment Windows (mos.)            252            53           36            26            21             17             14
Class A-3 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%        50%|50%       75%|75%      100%|100%     125%|125%      150%|150%     175%|175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              23.49          6.28         4.21          3.00          2.19           1.77           1.46
First Principal Date           4/25/2025      9/25/2008    4/25/2007     6/25/2006     1/25/2006      9/25/2005      6/25/2005
Last Principal Date            2/25/2030     12/25/2012    2/25/2010     8/25/2008     1/25/2007      7/25/2006      2/25/2006
Payment Windows (mos.)             59            52           35            27            13             11              9
Class A-4 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%         50%|50%      75%|75%      100%|100%     125%|125%      150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.56          12.35        8.47          6.27          4.75           3.44           2.48
First Principal Date           2/25/2030     12/25/2012    2/25/2010     8/25/2008     1/25/2007      7/25/2006      2/25/2006
Last Principal Date            8/25/2032      9/25/2018    4/25/2014     9/25/2011     1/25/2010     12/25/2008      2/25/2008
Payment Windows (mos.)             31            70           51            38            37             30             25
Class M-1 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%        50%|50%       75%|75%      100%|100%     125%|125%      150%|150%     175%|175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.74          9.58         6.53          4.98          4.29           4.17           3.82
First Principal Date           7/25/2025     12/25/2008    5/25/2007     7/25/2007     9/25/2007     12/25/2007      2/25/2008
Last Principal Date            8/25/2032      9/25/2018    4/25/2014     9/25/2011     1/25/2010     12/25/2008      2/25/2008
Payment Windows (mos.)             86            118          84            51            29             13              1
Class M-2 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%        50%|50%       75%|75%      100%|100%     125%|125%      150%|150%     175%|175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.74          9.58          6.53          4.94          4.15           3.80           3.72
First Principal Date          7/25/2025     12/25/2008     5/25/2007     6/25/2007     7/25/2007      8/25/2007     10/25/2007
Last Principal Date           8/25/2032      9/25/2018     4/25/2014     9/25/2011     1/25/2010     12/25/2008      2/25/2008
Payment Windows (mos.)            86            118           84            52            31             17              5
Class M-3 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%      100%|100%     125%|125%      150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.74          9.58          6.53          4.93          4.09           3.67           3.49
First Principal Date          7/25/2025     12/25/2008     5/25/2007     5/25/2007     6/25/2007      7/25/2007      8/25/2007
Last Principal Date           8/25/2032      9/25/2018     4/25/2014     9/25/2011     1/25/2010     12/25/2008      2/25/2008
Payment Windows (mos.)            86            118           84            53            32             18              7
Class M-4 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%      100%|100%     125%|125%      150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.74          9.58          6.53          4.92          4.07           3.62           3.40
First Principal Date          7/25/2025     12/25/2008     5/25/2007     5/25/2007     6/25/2007      6/25/2007      7/25/2007
Last Principal Date           8/25/2032      9/25/2018     4/25/2014     9/25/2011     1/25/2010     12/25/2008      2/25/2008
Payment Windows (mos.)            86            118           84            53            32             19              8



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                           BOND SUMMARY
                                                        To Call (continued)
---------------------------------------------------------------------------------------------------------------------------------
Class M-5 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.65          9.27          6.29           4.74          3.91           3.48          3.25
First Principal Date          7/25/2025     12/25/2008     5/25/2007      5/25/2007     5/25/2007     5/25/2007      6/25/2007
Last Principal Date           8/25/2032      9/25/2018     4/25/2014      9/25/2011     1/25/2010     12/25/2008     2/25/2008
Payment Windows (mos.)           86             118           84             53            33             20             9
Class M-6 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%       100%|100%     125%|125%     150%|150%      175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.55          7.47          5.03           3.85          3.32           3.11          3.09
First Principal Date          7/25/2025     12/25/2008     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Last Principal Date           9/25/2031     10/25/2015     2/25/2012      2/25/2010    10/25/2008     12/25/2007     6/25/2007
Payment Windows (mos.)           75             83            58             34            18             8              2



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     NET WAC CAP SCHEDULE
                                                Class A-2/A-3/A-4 Certificates
--------------------------------------------------------------------------------------------------------------------------------
                        Net WAC     Net WAC     Effective Net                             Net WAC    Net WAC     Effective Net
Period      Pay Date    Rate(1)     Rate(2)    WAC Rate(2) (3)    Period      Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
--------------------------------------------------------------------------------------------------------------------------------
   1        5/25/2004     7.88       7.88            9.25           23        3/25/2006     6.92       8.73          9.34
   2        6/25/2004     6.35       6.35            9.25           24        4/25/2006     6.25       7.88          9.33
   3        7/25/2004     6.56       6.56            9.25           25        5/25/2006     6.46       8.15          9.34
   4        8/25/2004     6.35       6.35            9.25           26        6/25/2006     6.25       8.42          9.35
   5        9/25/2004     6.35       6.35            9.25           27        7/25/2006     6.46       8.70          9.36
   6       10/25/2004     6.56       6.56            9.25           28        8/25/2006     6.25       8.41          9.35
   7       11/25/2004     6.35       6.35            9.25           29        9/25/2006     6.25       8.41          9.36
   8       12/25/2004     6.56       6.56            9.25           30       10/25/2006     6.46       8.68          9.36
   9        1/25/2005     6.35       6.35            9.25           31       11/25/2006     6.01       8.16          9.36
  10        2/25/2005     6.35       6.35            9.25           32       12/25/2006     6.21       9.10          9.37
  11        3/25/2005     6.93       6.93            9.26           33        1/25/2007     6.01       8.80          9.37
  12        4/25/2005     6.25       6.25            9.25           34        2/25/2007     6.01       8.79          9.36
  13        5/25/2005     6.46       6.46            9.25           35        3/25/2007     6.66       9.73          9.73
  14        6/25/2005     6.25       6.25            9.25           36        4/25/2007     6.01       8.78          8.78
  15        7/25/2005     6.46       6.46            9.25           37        5/25/2007     6.21       9.07          9.07
  16        8/25/2005     6.25       6.25            9.25           38        6/25/2007     6.01       9.33          9.33
  17        9/25/2005     6.25       6.25            9.25           39        7/25/2007     6.21       9.64          9.64
  18       10/25/2005     6.46       6.46            9.25           40        8/25/2007     6.01       9.32          9.32
  19       11/25/2005     6.25       6.27            9.27           41        9/25/2007     6.01       9.31          9.31
  20       12/25/2005     6.46       8.16            9.33           42       10/25/2007     6.21       9.61          9.61
  21        1/25/2006     6.25       7.89            9.33           43       11/25/2007     6.01       9.30          9.30
  22        2/25/2006     6.25       7.89            9.33           44       12/25/2007     6.21       9.64          9.64
  45        1/25/2008     6.01       9.32            9.32
--------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes 6-month LIBOR at 1.150% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     NET WAC CAP SCHEDULE
                                           Class A-2/A-3/A-4 Certificates (continued)
--------------------------------------------------------------------------------------------------------------------------------
                        Net WAC     Net WAC     Effective Net                             Net WAC    Net WAC     Effective Net
Period      Pay Date    Rate(1)     Rate(2)    WAC Rate(2) (3)    Period      Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  46        2/25/2008     6.01       9.32            9.32           69        1/25/2010     6.01       9.20          9.20
  47        3/25/2008     6.43       9.95            9.95           70        2/25/2010     6.01       9.19          9.19
  48        4/25/2008     6.01       9.30            9.30           71        3/25/2010     6.65      10.17         10.17
  49        5/25/2008     6.21       9.61            9.61           72        4/25/2010     6.01       9.18          9.18
  50        6/25/2008     6.01       9.32            9.32           73        5/25/2010     6.21       9.48          9.48
  51        7/25/2008     6.21       9.63            9.63           74        6/25/2010     6.01       9.17          9.17
  52        8/25/2008     6.01       9.31            9.31           75        7/25/2010     6.21       9.47          9.47
  53        9/25/2008     6.01       9.31            9.31           76        8/25/2010     6.01       9.15          9.15
  54       10/25/2008     6.21       9.61            9.61           77        9/25/2010     6.01       9.15          9.15
  55       11/25/2008     6.01       9.29            9.29           78       10/25/2010     6.21       9.45          9.45
  56       12/25/2008     6.21       9.59            9.59           79       11/25/2010     6.01       9.13          9.13
  57        1/25/2009     6.01       9.28            9.28           80       12/25/2010     6.21       9.43          9.43
  58        2/25/2009     6.01       9.27            9.27           81        1/25/2011     6.01       9.12          9.12
  59        3/25/2009     6.66      10.26           10.26           82        2/25/2011     6.01       9.12          9.12
  60        4/25/2009     6.01       9.26            9.26           93        3/25/2011     6.65      10.08         10.08
  61        5/25/2009     6.21       9.56            9.56           84        4/25/2011     6.01       9.10          9.10
  62        6/25/2009     6.01       9.25            9.25           85        5/25/2011     6.21       9.40          9.40
  63        7/25/2009     6.21       9.55            9.55           86        6/25/2011     6.01       9.09          9.09
  64        8/25/2009     6.01       9.23            9.23           87        7/25/2011     6.21       9.39          9.39
  65        9/25/2009     6.01       9.23            9.23           88        8/25/2011     6.01       9.08          9.08
  66       10/25/2009     6.21       9.53            9.53           89        9/25/2011     6.01       9.07          9.07
  67       11/25/2009     6.01       9.21            9.21           90       10/25/2011                9.37
  68       12/25/2009     6.21       9.51            9.51
--------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes 6-month LIBOR at 1.150% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     NET WAC CAP SCHEDULE
                                                    Mezzanine Certificates
--------------------------------------------------------------------------------------------------------------------------------
                        Net WAC     Net WAC     Effective Net                             Net WAC    Net WAC     Effective Net
Period      Pay Date    Rate(1)     Rate(2)    WAC Rate(2) (3)    Period      Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
--------------------------------------------------------------------------------------------------------------------------------
   1        5/25/2004     7.88       7.88            9.25           23        3/25/2006     6.92       8.67          9.28
   2        6/25/2004     6.35       6.35            9.25           24        4/25/2006     6.25       7.82          9.27
   3        7/25/2004     6.56       6.56            9.25           25        5/25/2006     6.46       8.08          9.27
   4        8/25/2004     6.35       6.35            9.25           26        6/25/2006     6.25       8.34          9.27
   5        9/25/2004     6.35       6.35            9.25           27        7/25/2006     6.46       8.62          9.28
   6       10/25/2004     6.56       6.56            9.25           28        8/25/2006     6.25       8.34          9.28
   7       11/25/2004     6.35       6.35            9.25           29        9/25/2006     6.25       8.33          9.28
   8       12/25/2004     6.56       6.56            9.25           30       10/25/2006     6.46       8.60          9.28
   9        1/25/2005     6.35       6.35            9.25           31       11/25/2006     6.01       8.08          9.28
  10        2/25/2005     6.35       6.35            9.25           32       12/25/2006     6.21       9.01          9.28
  11        3/25/2005     6.92       6.92            9.25           33        1/25/2007     6.01       8.72          9.29
  12        4/25/2005     6.25       6.25            9.25           34        2/25/2007     6.01       8.71          9.28
  13        5/25/2005     6.46       6.46            9.25           35        3/25/2007     6.65       9.64          9.64
  14        6/25/2005     6.25       6.25            9.25           36        4/25/2007     6.01       8.70          8.70
  15        7/25/2005     6.46       6.46            9.25           37        5/25/2007     6.21       8.98          8.98
  16        8/25/2005     6.25       6.25            9.25           38        6/25/2007     6.01       9.24          9.24
  17        9/25/2005     6.25       6.25            9.25           39        7/25/2007     6.21       9.54          9.54
  18       10/25/2005     6.46       6.46            9.25           40        8/25/2007     6.01       9.23          9.23
  19       11/25/2005     6.25       6.26            9.26           41        9/25/2007     6.01       9.22          9.22
  20       12/25/2005     6.46       8.10            9.27           42       10/25/2007     6.21       9.52          9.52
  21        1/25/2006     6.25       7.83            9.27           43       11/25/2007     6.01       9.21          9.21
  22        2/25/2006     6.25       7.83            9.27           44       12/25/2007     6.21       9.55          9.55
--------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes 6-month LIBOR at 1.150%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset Backed Funding Corporation         [Banc of America Securities LOGO]
      Asset-Backed Certificates, Series 2004-OPT3
      $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     NET WAC CAP SCHEDULE
                                               Mezzanine Certificates (continued)
--------------------------------------------------------------------------------------------------------------------------------
                        Net WAC     Net WAC     Effective Net                             Net WAC    Net WAC     Effective Net
Period      Pay Date    Rate(1)     Rate(2)    WAC Rate(2) (3)    Period      Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
--------------------------------------------------------------------------------------------------------------------------------
  46        2/25/2008     6.01       9.23            9.23           69        1/25/2010     6.00       9.12          9.12
  47        3/25/2008     6.42       9.86            9.86           70        2/25/2010     6.00       9.11          9.11
  48        4/25/2008     6.01       9.22            9.22           71        3/25/2010     6.65      10.08         10.08
  49        5/25/2008     6.21       9.52            9.52           72        4/25/2010     6.00       9.10          9.10
  50        6/25/2008     6.01       9.24            9.24           73        5/25/2010     6.20       9.39          9.39
  51        7/25/2008     6.21       9.54            9.54           74        6/25/2010     6.00       9.08          9.08
  52        8/25/2008     6.01       9.23            9.23           75        7/25/2010     6.20       9.38          9.38
  53        9/25/2008     6.01       9.22            9.22           76        8/25/2010     6.00       9.07          9.07
  54       10/25/2008     6.21       9.52            9.52           77        9/25/2010     6.00       9.06          9.06
  55       11/25/2008     6.01       9.21            9.21           78       10/25/2010     6.20       9.36          9.36
  56       12/25/2008     6.21       9.51            9.51           79       11/25/2010     6.00       9.05          9.05
  57        1/25/2009     6.01       9.20            9.20           80       12/25/2010     6.20       9.35          9.35
  58        2/25/2009     6.01       9.19            9.19           81        1/25/2011     6.00       9.04          9.04
  59        3/25/2009     6.65      10.17           10.17           82        2/25/2011     6.00       9.03          9.03
  60        4/25/2009     6.01       9.18            9.18           83        3/25/2011     6.65       9.99          9.99
  61        5/25/2009     6.21       9.47            9.47           84        4/25/2011     6.00       9.02          9.02
  62        6/25/2009     6.01       9.16            9.16           85        5/25/2011     6.20       9.31          9.31
  63        7/25/2009     6.21       9.46            9.46           86        6/25/2011     6.00       9.01          9.01
  64        8/25/2009     6.00       9.15            9.15           87        7/25/2011     6.20       9.30          9.30
  65        9/25/2009     6.00       9.14            9.14           88        8/25/2011     6.00       8.99          8.99
  66       10/25/2009     6.20       9.44            9.44           89        9/25/2011     6.00       8.99          8.99
  67       11/25/2009     6.00       9.13            9.13           90       10/25/2011                9.28
  68       12/25/2009     6.20       9.43            9.43
--------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes 6-month LIBOR at 1.150% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities
                                                      [LOGO]

--------------------------------------------------------------------------------


                        Asset-Backed Funding Corporation
                   Asset-Backed Certificates, Series 2004-OPT3

                                Collateral Annex






                                March 11th, 2003

--------------------------------------------------------------------------------

                                Table of Contents
                                -----------------

          >   Description of Total Mortgage Loans                   2
          >   Description of Group 1 Mortgage Loans                18
          >   Description of Group 2 Mortgage Loans                34

--------------------------------------------------------------------------------

o For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

Summary                                                                         Total               Minimum              Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                   $656,402,497.17            $17,087.84           $906,391.58
Number of Loans                                                                  4,153
Average Original Loan Balance                                              $158,661.34            $50,000.00           $910,000.00
Average Current Loan Balance                                               $158,055.02            $17,084.84           $906,391.58
(1) Weighted Average Combined Original LTV                                      77.62%                15.33%               100.00%
(1) Weighted Average Gross Coupon                                               7.476%                4.700%               13.250%
(1) (2) Weighted Average Gross Margin                                           5.531%                3.000%                9.500%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 21                     2                   176
(1) Weighted Average Remaining Term to Maturity (months)                           350                   116                   357
(1) (3) Weighted Average Credit Score                                              614                   500                   819
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.

(2) Adjustable Loans Only

(3) 99.30% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Percent of Cut-Off Date
                                                           Range                                              Principal Balance
                                                           -----                                              -----------------
         Product Type                                      Adjustable                                               62.23%
                                                           Fixed                                                    37.77%

         Fully Amortizing Mortgage Loans                                                                           100.00%

         Lien                                              First                                                    99.43%
                                                           Second                                                    0.57%

         Property Type                                     SFR                                                     73.83%
                                                           2-4 Family                                              10.25%
                                                           PUD                                                     11.20%
                                                           Condominium                                              4.32%
                                                           Manufactured Housing                                     0.40%

         Occupancy Status                                  Owner Occupied                                           93.63%
                                                           Non-Owner Occupied                                        4.56%
                                                           Second Home                                               1.81%

         Geographic Distribution                           California                                               20.05%
                                                           New York                                                 14.51%
                                                           Massachusetts                                            10.24%
                                                           Florida                                                   6.22%
                                                           New Jersey                                                5.78%


         Number of States (including DC)                   50

         Largest Zip Code Concentration                    02780 (MA)                                                0.28%

         Loans with Prepayment Penalties                                                                            75.48%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Mortgage Coupons                Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       3    $    567,499.00      0.09%    45.73%   4.846%    649    79.06%      360        356      4
5.001 - 5.500                      38       7,731,221.02      1.18     40.31    5.339     642    70.72       358        354      4
5.501 - 6.000                     142      29,076,095.95      4.43     40.01    5.858     642    73.05       355        351      4
6.001 - 6.500                     403      76,442,407.20     11.65     38.45    6.365     645    73.88       353        349      4
6.501 - 7.000                     784     143,751,503.39     21.90     39.39    6.800     640    75.98       353        349      4
7.001 - 7.500                     687     114,735,498.14     17.48     38.06    7.308     617    78.66       354        350      4
7.501 - 8.000                     750     116,194,834.51     17.70     38.39    7.795     603    79.20       355        351      4
8.001 - 8.500                     490      66,886,286.73     10.19     37.36    8.290     592    81.89       354        350      4
8.501 - 9.000                     422      58,320,227.31      8.88     38.05    8.788     577    79.95       357        353      4
9.001 - 9.500                     188      20,032,117.15      3.05     38.56    9.274     561    78.03       351        347      4
9.501 - 10.000                    128      12,724,572.13      1.94     37.46    9.777     556    78.42       352        348      4
10.001 - 10.500                    46       3,405,055.77      0.52     38.50   10.306     555    76.86       349        345      4
10.501 - 11.000                    38       3,821,009.95      0.58     37.75   10.774     554    72.45       339        335      4
11.001 - 11.500                    18       1,593,318.31      0.24     41.15   11.231     539    72.54       336        332      4
11.501 - 12.000                    11         826,024.39      0.13     40.06   11.797     550    76.76       313        309      4
12.001 - 12.500                     2         115,124.59      0.02     43.44   12.266     552    83.11       360        356      4
12.501 - 13.000                     2         124,892.36      0.02     34.10   12.840     550    64.46       360        356      4
13.001 - 13.500                     1          54,809.27      0.01     47.24   13.250     511    76.52       240        236      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Combined Original LTV           Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                       3    $    264,071.77      0.04%    31.98%   7.028%    587    16.63%      360        356      4
20.01 - 25.00                      14       1,043,634.06      0.16     28.44    7.909     609    22.51       352        348      4
25.01 - 30.00                      13         996,410.22      0.15     34.79    7.178     632    27.91       339        334      4
30.01 - 35.00                      27       2,689,190.80      0.41     36.57    7.269     582    32.60       328        324      4
35.01 - 40.00                      33       4,110,569.94      0.63     37.47    7.413     595    37.62       342        338      4
40.01 - 45.00                      67       7,978,295.86      1.22     37.76    7.131     614    42.48       344        340      4
45.01 - 50.00                      88      12,018,379.63      1.83     39.26    7.142     614    47.96       345        341      4
50.01 - 55.00                     105      15,584,094.75      2.37     38.60    7.007     618    52.98       342        338      4
55.01 - 60.00                     159      24,970,086.49      3.80     36.54    7.271     595    57.93       350        346      4
60.01 - 65.00                     223      36,561,146.57      5.57     38.98    7.369     603    63.47       345        341      4
65.01 - 70.00                     309      52,517,475.92      8.00     38.13    7.331     596    68.80       354        350      4
70.01 - 75.00                     435      72,331,641.32     11.02     38.89    7.432     592    73.93       353        349      4
75.01 - 80.00                   1,282     195,452,980.11     29.78     38.17    7.481     605    79.61       355        351      4
80.01 - 85.00                     334      54,621,458.10      8.32     38.87    7.490     621    84.41       354        350      4
85.01 - 90.00                     705     121,304,163.30     18.48     38.94    7.635     636    89.73       358        354      4
90.01 - 95.00                     326      50,245,210.48      7.65     39.27    7.733     653    94.76       357        352      4
95.01 - 100.00                     30       3,713,687.85      0.57     40.57    7.773     706    99.55       354        349      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Principal Balance               Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                59    $  2,900,167.70      0.44%    33.13%   8.667%    594    57.55%      316        312      4
50,000.01 - 75,000.00             609      38,593,094.89      5.88     35.52    8.395     607    75.56       339        335      4
75,000.01 - 100,000.00            617      54,645,272.07      8.32     36.23    7.907     610    76.38       348        343      4
100,000.01 - 125,000.00           553      62,234,761.20      9.48     37.42    7.737     612    77.56       349        345      4
125,000.01 - 150,000.00           516      70,975,215.71     10.81     37.45    7.575     613    77.18       355        351      4
150,000.01 - 175,000.00           408      66,147,158.59     10.08     38.54    7.411     614    77.62       356        352      4
175,000.01 - 200,000.00           371      69,542,310.64     10.59     37.57    7.339     608    77.00       356        351      4
200,000.01 - 225,000.00           282      59,961,787.41      9.13     39.68    7.357     609    76.75       356        352      4
225,000.01 - 250,000.00           192      45,606,568.81      6.95     39.20    7.351     601    78.46       356        352      4
250,000.01 - 275,000.00           122      31,939,040.63      4.87     39.25    7.098     629    77.98       357        352      4
275,000.01 - 300,000.00           108      30,980,104.02      4.72     39.59    7.241     621    79.21       355        351      4
300,000.01 - 325,000.00            82      25,733,000.78      3.92     40.81    7.503     613    79.47       360        356      4
325,000.01 - 350,000.00            53      17,826,335.41      2.72     40.20    7.188     624    81.31       360        356      4
350,000.01 - 375,000.00            42      15,191,151.80      2.31     40.66    7.317     611    79.70       357        353      4
375,000.01 - 400,000.00            40      15,617,373.16      2.38     40.40    7.061     627    80.21       356        351      4
400,000.01 - 425,000.00            26      10,679,663.08      1.63     40.48    6.814     643    80.72       360        356      4
425,000.01 - 450,000.00            17       7,499,228.74      1.14     42.08    6.877     637    74.80       360        356      4
450,000.01 - 475,000.00            12       5,571,735.14      0.85     43.11    7.219     629    85.75       360        356      4
475,000.01 - 500,000.00            20       9,857,966.10      1.50     39.77    7.120     637    77.54       360        356      4
500,000.01 - 525,000.00             3       1,547,802.42      0.24     45.97    6.683     683    85.81       360        356      4
525,000.01 - 550,000.00             5       2,678,748.19      0.41     38.80    6.810     622    80.63       360        355      5
550,000.01 - 575,000.00             6       3,343,381.10      0.51     45.39    7.308     603    79.49       360        356      4
575,000.01 - 600,000.00             3       1,782,516.42      0.27     41.49    7.469     592    78.35       360        356      4
700,000.01 - 725,000.00             1         717,185.41      0.11     38.09    7.300     625    80.00       360        355      5
725,000.01 - 750,000.00             3       2,239,788.24      0.34     44.04    6.367     680    72.72       360        356      4
800,000.01 - 825,000.00             1         814,188.90      0.12     37.37    5.950     582    75.00       360        356      4
850,000.01 - 875,000.00             1         870,559.03      0.13     44.89    5.950     734    70.00       360        355      5
900,000.01 - 925,000.00             1         906,391.58      0.14     54.16    6.600     714    65.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Original Term to Maturity       Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
120                                 8    $    555,911.49      0.08%    36.01%   7.745%    635    62.20%      120        116      4
180                               145      15,333,734.40      2.34     36.57    7.402     639    68.56       180        176      4
240                                85       9,331,129.27      1.42     39.79    7.895     637    72.27       240        236      4
360                             3,915     631,181,722.01     96.16     38.55    7.472     613    77.94       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Remaining Term to Maturity      Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
116 - 120                           8    $    555,911.49      0.08%    36.01%   7.745%    635    62.20%      120        116      4
171 - 175                          27       3,106,859.64      0.47     36.81    7.153     667    67.23       180        175      5
176 - 180                         118      12,226,874.76      1.86     36.52    7.466     631    68.90       180        176      4
231 - 235                          15       1,580,379.87      0.24      37.9    7.256     683    70.06       240        235      5
236 - 240                          70       7,750,749.40      1.18     40.18    8.025     628    72.72       240        236      4
351 - 355                         716     119,568,318.00     18.22     38.68    7.221     655    77.90       360        355      5
356 - 360                       3,199     511,613,404.01     77.94     38.52    7.531     604    77.95       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Credit Score                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                           6    $  1,232,210.97      0.19%    34.80%   6.612%    806    82.53%      338        333      5
751 - 800                          74      12,270,868.18      1.87     36.85    6.977     767    83.42       351        347      5
701 - 750                         292      47,286,742.63      7.20     37.86    7.074     720    82.68       356        351      4
651 - 700                         807     132,002,232.37     20.11     38.78    7.039     671    78.78       349        344      4
601 - 650                       1,138     186,897,786.25     28.47     38.36    7.209     626    78.55       355        350      4
551 - 600                         917     141,833,248.93     21.61     39.01    7.685     577    76.75       355        351      4
501 - 550                         873     128,461,480.73     19.57     38.53    8.257     527    73.46       358        354      4
451 - 500                          13       1,821,016.17      0.28     33.29    8.588     500    75.14       353        349      4
N/A                                33       4,596,910.94      0.70     36.26    7.922       0    82.24       338        334      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Credit Grade

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Credit Grade                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
AA+                               574      87,488,980.95     13.33%    37.47%   7.326%    701    84.03%      349        345      4
AA                              1,801     303,426,949.50     46.23     39.42    7.236     619    76.74       353        349      4
A                               1,285    $195,118,689.38     29.73     37.90    7.567     597    78.54       356        352      4
B                                 374      53,275,263.32      8.12     37.20    8.218     541    72.55       357        353      4
C                                  87      12,268,849.26      1.87     37.75    8.862     532    67.91       360        356      4
CC                                 32       4,823,764.76      0.73     41.83    9.972     543    60.70       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Property Type                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         3,184    $484,649,865.16     73.83%    38.39%   7.489%    610    77.34%      354        349      4
PUD                               412      73,487,956.22     11.20     38.63    7.536     616    80.38       356        352      4
2-4 Family                        329      67,257,096.12     10.25     39.22    7.291     638    75.53       353        348      4
Low Rise Condo                    191      27,251,595.95      4.15     38.98    7.456     629    79.71       356        352      4
Manufactured Housing               28       2,624,038.52      0.40     37.79    8.100     628    82.35       341        336      5
High Rise Condo                     9       1,131,945.20      0.17     36.34    8.351     621    81.92       354        350      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Occupancy Status                Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                  3,869    $614,610,735.04     93.63%    38.72%   7.466%    610    77.51%      354        350      4
Non-Owner Occupied                216      29,912,439.83      4.56     34.43    7.852     675    79.04       354        350      4
Second Home                        68      11,879,322.30      1.81     38.66    7.078     671    79.74       350        346      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Documentation                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation              2,786    $418,279,765.24     63.72%    38.59%   7.425%    606    78.73%      354        350      4
Stated Income Documentation     1,316     231,165,769.71     35.22     38.37    7.558     627    75.56       353        349      4
No Documentation                   47       6,027,468.00      0.92     41.53    7.761     706    79.93       341        336      5
Lite Documentation                  4         929,494.22      0.14     33.57    8.284     586    80.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Loan Purpose                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance              2,805    $447,940,823.62     68.24%    38.62%   7.470%    603    75.16%      352        348      4
Purchase                        1,143     176,315,201.43     26.86     38.18    7.504     641    84.24       359        355      4
Rate-Term Refinance               205      32,146,472.12      4.90     39.03    7.412     617    75.62       353        349      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Product Type                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                        2,301    $375,130,491.32     57.15%    38.70%   7.519%    590    79.17%      360        356      4
30 Year Fixed                   1,405     224,093,055.32     34.14     38.14    7.393     655    75.94       360        356      4
3/27 ARM                          201      30,465,366.84      4.64     39.68    7.488     592    77.23       360        356      4
15 Year Fixed                     130      13,923,580.83      2.12     36.95    7.354     644    67.49       180        176      4
20 Year Fixed                      85       9,331,129.27      1.42     39.79    7.895     637    72.27       240        236      4
2/13 ARM                           14       1,291,616.86      0.20     32.92    7.914     585    81.98       180        176      4
15/15 ARM                           6       1,188,229.31      0.18     38.26    7.228     682    81.80       360        355      5
10 Year Fixed                       8         555,911.49      0.08     36.01    7.745     635    62.20       120        116      4
6 Month ARM                         2         304,579.22      0.05     42.90    6.564     573    81.53       360        356      4
3/12 ARM                            1         118,536.71      0.02     33.50    7.500     609    48.00       180        176      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Amortization

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Amortization                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing                4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Lien Position                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1                               4,101    $652,638,362.47     99.43%    38.49%   7.460%    614    77.65%      354        350      4
2                                  52       3,764,134.70      0.57     44.34   10.326     609    73.11       274        270      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Prepayment Penalty Term         Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                               1,062    $160,979,123.97     24.52%    38.76%   7.726%    603    76.67%      352        348      4
12                                308      64,471,839.42      9.82     38.86    7.178     644    73.60       348        344      4
24                              1,677     267,373,025.53     40.73     38.51    7.456     593    79.98       360        355      4
30                                  7       1,469,743.34      0.22     34.23    7.148     627    79.40       360        356      4
36                              1,099     162,108,764.91      24.7     38.20    7.384     648    76.27       349        345      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Geographic Distribution         Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
California                        658    $131,605,101.67     20.05%    39.69%   7.215%    612    76.76%      355        351      4
New York                          435      95,216,993.39     14.51     39.70    7.241     620    73.54       350        346      4
Massachusetts                     337      67,220,459.26     10.24     39.06    7.012     620    74.14       358        353      4
Florida                           326      40,841,976.41      6.22     38.21    7.856     620    80.01       355        351      4
New Jersey                        208      37,952,397.62      5.78     38.85    7.682     614    75.48       352        347      4
Texas                             257      29,131,242.21      4.44     35.53    8.261     601    79.01       348        344      4
Illinois                          157      22,758,960.25      3.47     39.34    7.891     603    79.46       358        353      4
Virginia                          125      19,785,048.46      3.01     38.65    7.667     599    79.75       354        350      4
Pennsylvania                      168      19,615,498.89      2.99     36.43    7.553     615    80.21       347        343      4
Connecticut                       130      19,395,899.03      2.95     38.28    7.482     616    78.37       354        350      4
Colorado                           69      11,228,403.95      1.71     38.75    7.040     613    79.58       360        356      4
Ohio                              101      11,171,739.06      1.70     37.63    7.916     615    84.37       356        352      4
Rhode Island                       75      10,888,081.01      1.66     38.96    7.072     618    74.48       357        353      4
Arizona                            84      10,721,367.01      1.63     36.75    7.437     614    81.61       359        355      4
Maryland                           59      10,534,213.31      1.60     36.17    7.731     614    80.20       355        351      4
North Carolina                     97      10,130,220.97      1.54     37.63    8.079     608    82.54       349        345      4
Michigan                           87       9,636,286.71      1.47     36.72    7.916     611    80.44       356        352      4
New Hampshire                      60       9,432,110.62      1.44     37.67    7.463     610    79.59       359        355      4
Maine                              65       9,286,545.55      1.41     36.80    7.508     621    76.59       354        350      4
Washington                         54       9,178,040.55      1.40     39.27    7.195     622    79.82       356        352      4
Minnesota                          52       8,676,702.59      1.32     38.40    7.344     626    80.35       350        346      4
Nevada                             50       8,188,149.02      1.25     36.90    7.451     614    83.70       356        351      4
Georgia                            74       7,712,609.45      1.17     36.16    8.303     615    82.87       349        345      4
Missouri                           54       6,088,064.25      0.93     35.12    7.750     629    83.54       357        353      4
Wisconsin                          37       4,945,884.28      0.75     38.87    7.756     601    84.51       360        356      4
South Carolina                     39       4,028,460.99      0.61     34.29    8.060     608    81.58       354        350      4
Louisiana                          29       3,458,005.88      0.53     35.52    7.771     577    78.72       349        345      4
Tennessee                          31       3,296,928.77      0.50     38.54    8.168     597    82.32       342        338      4
Indiana                            37       3,089,822.14      0.47     37.26    7.844     612    81.07       349        344      4
Delaware                           14       2,689,009.07      0.41     36.62    7.209     625    84.53       353        349      4
Oregon                             15       2,333,657.65      0.36     41.47    7.176     621    70.59       356        352      4
Alabama                            24       2,253,592.99      0.34     36.30    8.656     602    82.78       357        353      4
Kentucky                           20       2,194,365.93      0.33     39.83    7.983     609    81.97       352        347      4
Vermont                            15       1,958,720.53      0.30     40.04    7.414     614    76.61       342        338      4
Idaho                              17       1,654,881.47      0.25     35.31    7.696     605    73.02       360        356      4
Nebraska                           13       1,157,751.07      0.18     34.74    7.893     619    87.62       332        328      4
Arkansas                           12       1,038,775.55      0.16     31.29    8.048     625    82.35       347        343      4
Wyoming                            10         883,918.95      0.13     34.79    7.542     628    86.69       360        356      4
Iowa                               10         773,325.10      0.12     34.16    8.281     652    87.78       348        344      4
Oklahoma                            9         758,422.35      0.12     36.95    8.065     607    83.25       360        356      4
Kansas                              9         615,486.30      0.09     36.42    7.763     616    82.91       360        356      4
Utah                                5         567,291.42      0.09     41.56    6.658     661    77.33       337        333      4
Mississippi                         8         559,914.89      0.09     40.68    9.536     589    82.54       327        323      4
Montana                             4         395,090.11      0.06     45.03    6.963     694    78.63       360        356      4
South Dakota                        3         364,358.47      0.06     46.34    7.907     663    81.09       360        356      4
New Mexico                          4         327,561.61      0.05     37.73    8.490     623    83.36       321        317      5
North Dakota                        3         242,226.30      0.04     35.66    9.208     539    76.40       360        356      4
Alaska                              1         186,349.25      0.03     35.09    6.740     564    85.00       360        356      4
Hawaii                              1         127,502.31      0.02     43.54    8.100     674    80.00       360        356      4
West Virginia                       1         105,082.55      0.02     30.03    9.350     563    90.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          4,153    $656,402,497.17    100.00%    38.52%   7.476%    614    77.62%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Gross Margin                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                       7    $  1,556,120.74      0.38%    40.31%   5.436%    675    68.97%      360        355      5
3.001 - 3.500                      34       6,520,025.64      1.60     36.81    6.046     651    71.83       359        354      4
3.501 - 4.000                     107      18,916,148.15      4.63     39.41    6.135     631    74.01       359        355      4
4.001 - 4.500                     222      41,457,784.08     10.15     38.16    6.467     626    76.11       360        355      4
4.501 - 5.000                     381      67,661,829.17     16.56     39.59    6.893     615    78.85       360        356      4
5.001 - 5.500                     432      72,392,800.13     17.72     38.84    7.314     595    79.10       358        354      4
5.501 - 6.000                     467      76,629,856.77     18.76     38.48    7.701     581    80.70       360        356      4
6.001 - 6.500                     360      52,536,616.39     12.86     38.31    8.120     566    80.29       360        356      4
6.501 - 7.000                     246      35,668,771.66      8.73     38.50    8.449     559    81.54       360        356      4
7.001 - 7.500                     136      17,893,391.71      4.38     39.53    8.888     542    80.02       360        356      4
7.501 - 8.000                     100      13,456,801.37      3.29     38.87    9.485     538    78.93       357        353      4
8.001 - 8.500                      21       2,574,878.64      0.63     38.94    9.505     557    76.86       360        356      4
8.501 - 9.000                      10       1,068,972.55      0.26     38.96   10.682     534    73.24       360        356      4
9.501 - 10.000                      2         164,823.26      0.04     27.77   11.703     528    77.99       243        239      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,525    $408,498,820.26    100.00%    38.76%   7.517%    590    79.04%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Initial Cap                     Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                               3    $    397,857.79      0.10%    43.11%   6.889%    573    81.17%      360        356      4
3.000                           2,522     408,100,962.47     99.90     38.75    7.517     590    79.03       359        355      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,525    $408,498,820.26    100.00%    38.76%   7.517%    590    79.04%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Periodic Cap                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           2,496    $402,184,294.68     98.45%    38.73%   7.516%    591    79.00%      359        355      4
1.500                              29       6,314,525.58      1.55     40.20    7.581     561    81.31       360        355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,525    $408,498,820.26    100.00%    38.76%   7.517%    590    79.04%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Maximum Rate                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                     2    $    415,427.56      0.10%    46.16%   4.793%    624    80.00%      360        356      4
11.001 - 11.500                    36       7,520,789.16      1.84     40.76    5.362     636    71.54       360        356      4
11.501 - 12.000                   125      25,128,548.79      6.15     40.46    5.851     632    75.27       360        355      4
12.001 - 12.500                   208      40,398,529.70      9.89     38.98    6.341     624    78.36       359        355      4
12.501 - 13.000                   377      71,546,468.92     17.51     39.39    6.826     610    78.92       359        355      4
13.001 - 13.500                   396      69,412,577.39     16.99     38.02    7.298     595    80.33       359        355      4
13.501 - 14.000                   483      75,477,638.46     18.48     39.18    7.785     583    79.35       360        356      4
14.001 - 14.500                   315      44,366,171.03     10.86     37.69    8.242     568    81.76       359        355      4
14.501 - 15.000                   299      43,209,300.59     10.58     38.01    8.740     558    79.87       360        356      4
15.001 - 15.500                   132      15,023,782.95      3.68     38.82    9.172     542    76.84       357        353      4
15.501 - 16.000                    94      10,121,224.36      2.48     37.86    9.693     541    77.68       359        355      4
16.001 - 16.500                    25       2,026,797.96      0.50     37.81   10.296     533    74.78       360        356      4
16.501 - 17.000                    18       2,293,142.47      0.56     34.83   10.792     527    71.13       360        356      4
17.001 - 17.500                    10       1,126,924.81      0.28     40.16   11.130     532    73.60       360        356      4
17.501 - 18.000                     5         431,496.11      0.11     37.25   11.723     534    67.10       315        311      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,525    $408,498,820.26    100.00%    38.76%   7.517%    590    79.04%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Minimum Rate                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       3    $    567,499.00      0.14%    45.73%   4.846%    649    79.06%      360        356      4
5.001 - 5.500                      35       7,335,149.58      1.80     40.57    5.335     638    71.74       360        356      4
5.501 - 6.000                     122      24,621,474.24      6.03     40.38    5.840     632    75.12       360        355      4
6.001 - 6.500                     211      41,017,893.19     10.04     38.98    6.340     623    78.15       359        355      4
6.501 - 7.000                     382      72,583,217.98     17.77     39.40    6.817     611    78.99       359        355      4
7.001 - 7.500                     404      71,097,074.65     17.40     38.16    7.303     594    80.46       359        355      4
7.501 - 8.000                     489      76,983,560.67     18.85     39.22    7.804     582    79.24       360        356      4
8.001 - 8.500                     313      43,763,869.00     10.71     37.61    8.291     567    81.63       359        355      4
8.501 - 9.000                     295      41,763,448.79     10.22     37.95    8.788     558    80.02       360        356      4
9.001 - 9.500                     124      13,507,863.81      3.31     38.48    9.273     543    76.79       357        353      4
9.501 - 10.000                     89       9,379,408.00      2.30     37.71    9.769     541    77.61       359        355      4
10.001 - 10.500                    26       2,124,092.62      0.52     37.81   10.305     535    74.33       360        356      4
10.501 - 11.000                    18       2,293,142.47      0.56     34.83   10.792     527    71.13       360        356      4
11.001 - 11.500                     9       1,029,630.15      0.25     40.16   11.189     528    74.42       360        356      4
11.501 - 12.000                     5         431,496.11      0.11     37.25   11.723     534    67.10       315        311      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,525    $408,498,820.26    100.00%    38.76%   7.517%    590    79.04%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Next Rate Adjustment Date       Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
May 1, 2004                         2    $    304,579.22      0.07%    42.90%   6.564%    573    81.53%      360        356      4
July 1, 2005                        1         178,950.00      0.04     51.64    7.700     541    80.00       360        352      8
September 1, 2005                   7         908,286.53      0.22     39.01    7.543     571    75.63       360        354      6
October 1, 2005                   411      68,447,045.94     16.76     38.92    7.278     631    79.38       360        355      5
November 1, 2005                1,896     306,887,825.71     75.13     38.62    7.574     581    79.15       359        355      4
October 1, 2006                    26       4,814,174.13      1.18     41.96    6.676     665    76.67       360        355      5
November 1, 2006                  176      25,769,729.42      6.31     39.26    7.639     578    77.20       359        355      4
October 1, 2018                     3         846,268.06      0.21     40.40    6.738     713    80.61       360        355      5
November 1, 2018                    3         341,961.25      0.08     32.95    8.442     607    84.77       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,525    $408,498,820.26    100.00%    38.76%   7.517%    590    79.04%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                         GROUP I MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------


Summary                                                                         Total               Minimum              Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                    $472,002,513.00
Number of Loans                                                                   3,155
Average Original Loan Balance                                               $150,185.63           $50,000.00           $486,000.00
Average Current Loan Balance                                                $149,604.60           $17,087.84           $484,529.13
(1) Weighted Average Combined Original LTV                                       77.62%               17.39%               100.00%
(1) Weighted Average Gross Coupon                                                7.476%               4.700%               13.000%
(1) (2) Weighted Average Gross Margin                                            5.531%               3.000%                8.000%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  21                    2                   176
(1) Weighted Average Remaining Term to Maturity (months)                            349                  116                   356
(1) (3) Weighted Average Credit Score                                               614                  500                   819
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 99.39% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Percent of Cut-Off Date
                                                           Range                                               Principal Balance
                                                           -----                                               -----------------
         Product Type                                      Adjustable                                               61.71%
                                                           Fixed                                                    38.29%

         Fully Amortizing Mortgage Loans                                                                           100.00%

         Lien                                              First                                                   100.00%

         Property Type                                     SFR                                                      73.36%
                                                           2-4 Family                                               11.65%
                                                           PUD                                                      10.13%
                                                           Condominium                                               4.40%
                                                           Manufactured Housing                                      0.47%


         Occupancy Status                                  Owner Occupied                                           93.36%
                                                           Non-Owner Occupied                                        5.08%
                                                           Second Home                                               1.56%

         Geographic Distribution                           California                                               19.12%
                                                           New York                                                 14.00%
                                                           Massachusetts                                            10.03%
                                                           Florida                                                   5.58%
                                                           New Jersey                                                4.52%

         Number of States (including DC)                   50

         Largest Zip Code Concentration                    01841(MA)                                                 0.35%

         Loans with Prepayment Penalties                                                                            75.78%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Mortgage Coupons                Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       3    $    567,499.00      0.12%    45.73%   4.846%    649    79.06%      360        356      4
5.001 - 5.500                      29       5,169,413.56      1.10     39.00    5.367     643    69.25       357        353      4
5.501 - 6.000                     117      20,397,380.83      4.32     38.99    5.849     642    73.66       354        349      4
6.001 - 6.500                     301      51,783,040.82     10.97     37.64    6.375     644    72.78       353        349      4
6.501 - 7.000                     611     102,087,674.21     21.63     38.76    6.809     639    75.53       352        348      4
7.001 - 7.500                     521      80,624,955.45     17.08     37.74    7.308     621     78.6       353        349      4
7.501 - 8.000                     617      91,163,952.65     19.31     38.39    7.799     603    79.14       355        351      4
8.001 - 8.500                     385      52,062,814.05     11.03     37.07    8.288     595    82.32       353        349      4
8.501 - 9.000                     307      40,526,656.01      8.59     37.98    8.777     575    79.73       357        353      4
9.001 - 9.500                     140      14,937,818.96      3.16     38.27    9.271     563    79.43       353        349      4
9.501 - 10.000                     87       9,082,518.21      1.92     37.20    9.773     552    79.92       355        350      4
10.001 - 10.500                    12         876,450.80      0.19     36.51   10.409     551    80.97       352        348      4
10.501 - 11.000                    15       1,696,304.50      0.36     35.48   10.758     536    74.51       360        356      4
11.001 - 11.500                     5         597,237.98      0.13     42.48   11.234     528    76.24       360        356      4
11.501 - 12.000                     4         353,865.69      0.07     44.68   11.739     540    67.67       360        356      4
12.501 - 13.000                     1          74,930.28      0.02     33.63   13.000     542    57.69       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Combined Original LTV           Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                       2    $    149,555.50      0.03%    35.83%   8.006%    576    17.63%      360        356      4
20.01 - 25.00                      11         879,210.67      0.19     27.82    7.814     607    22.62       351        346      4
25.01 - 30.00                      11         831,889.62      0.18     31.48    7.078     635    27.87       334        330      4
30.01 - 35.00                      13       1,226,648.73      0.26     43.19    6.835     594    31.55       309        305      4
35.01 - 40.00                      27       3,381,688.47      0.72     37.27    7.445     600    37.59       338        334      4
40.01 - 45.00                      52       6,051,138.91      1.28     38.43    7.063     615    42.44       346        341      4
45.01 - 50.00                      58       7,815,547.21      1.66     38.28    7.095     608    47.78       345        341      4
50.01 - 55.00                      84      12,185,955.31      2.58     38.07    6.912     618    53.09       340        336      4
55.01 - 60.00                     123      19,117,048.62      4.05     36.31    7.236     594    57.86       352        348      4
60.01 - 65.00                     161      25,015,700.78      5.30     38.36    7.289     600    63.40       343        339      4
65.01 - 70.00                     226      35,993,540.12      7.63     37.47    7.363     592    68.67       353        349      4
70.01 - 75.00                     330      51,273,726.21     10.86     38.70    7.414     595    73.88       353        349      4
75.01 - 80.00                   1,000     144,316,406.39     30.58     37.74    7.478     607    79.62       355        351      4
80.01 - 85.00                     250      39,166,322.82      8.30     38.35    7.499     619    84.45       355        350      4
85.01 - 90.00                     524      84,446,552.45     17.89     38.48    7.651     638    89.73       358        354      4
90.01 - 95.00                     258      37,203,748.14      7.88     39.08    7.830     651    94.79       357        352      4
95.01 - 100.00                     25       2,947,833.05      0.62     39.45    7.687     713    99.85       354        350      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Principal Balance               Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                37    $  1,804,240.57      0.38%    33.32%   8.307%    587    56.45%      314        310      4
50,000.01 - 75,000.00             414      26,276,795.55      5.57     35.18    8.197     609    75.84       342        338      4
75,000.01 - 100,000.00            470      41,768,531.35      8.85     36.12    7.835     614    76.43       347        343      4
100,000.01 - 125,000.00           438      49,313,218.50     10.45     37.39    7.681     618    77.90       349        345      4
125,000.01 - 150,000.00           436      59,884,558.16     12.69     37.60    7.517     616    77.50       355        351      4
150,000.01 - 175,000.00           349      56,525,666.14     11.98     38.69    7.354     616    77.98       356        352      4
175,000.01 - 200,000.00           306      57,399,918.01     12.16     37.36    7.320     609    77.38       356        352      4
200,000.01 - 225,000.00           240      51,086,218.11     10.82     39.58    7.361     610    76.49       357        353      4
225,000.01 - 250,000.00           163      38,722,747.93      8.20     38.73    7.322     599    78.51       355        351      4
250,000.01 - 275,000.00           102      26,717,541.94      5.66     39.10    7.114     631    77.99       356        352      4
275,000.01 - 300,000.00            87      24,994,692.16      5.30     39.36    7.275     618    78.76       356        351      4
300,000.01 - 325,000.00            70      21,960,917.38      4.65     40.83    7.430     614    79.58       360        356      4
325,000.01 - 350,000.00            23       7,607,944.67      1.61     39.17    7.307     635    81.65       360        356      4
350,000.01 - 375,000.00             6       2,156,588.13      0.46     35.34    7.588     613    75.29       360        356      4
375,000.01 - 400,000.00             8       3,123,739.81      0.66     40.47    6.665     675    85.91       338        333      4
400,000.01 - 425,000.00             2         813,961.72      0.17     51.04    7.429     629    90.00       360        355      5
425,000.01 - 450,000.00             2         888,066.85      0.19     36.63    7.041     682    71.29       360        356      4
450,000.01 - 475,000.00             1         472,636.89      0.10     44.97    6.400     767    80.00       360        356      4
475,000.01 - 500,000.00             1         484,529.13      0.10     45.51    7.450     656    90.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Original Term to Maturity       Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
120                                 7    $    488,581.50      0.10%    34.12%   7.944%    623    61.96%      120        116      4
180                               109      11,717,029.87      2.48     36.67    7.293     642    68.74       180        176      4
240                                49       6,219,779.64      1.32     37.94    7.280     644    71.08       240        236      4
360                             2,990     453,577,121.99      96.1     38.15    7.483     613    77.96       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Remaining Term to Maturity      Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
116 - 120                           7    $    488,581.50      0.10%    34.12%   7.944%    623    61.96%      120        116      4
171 - 175                          24       2,675,646.30      0.57     38.20    7.114     665    66.49       180        175      5
176 - 180                          85       9,041,383.57      1.92     36.27    7.347     635    69.40       180        176      4
231 - 235                          11       1,270,024.32      0.27     40.17    7.137     685    68.16       240        235      5
236 - 240                          38       4,949,755.32      1.05     37.37    7.317     633    71.83       240        236      4
351 - 355                         570      88,926,677.67     18.84     38.36    7.248     653    77.82       360        355      5
356 - 360                       2,420     364,650,444.32     77.26     38.10    7.541     604    77.99       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Credit Score                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                           4    $    335,989.06      0.07%    30.23%   6.775%    807    78.95%      280        275      5
751 - 800                          59       9,025,764.74      1.91     36.71    7.097     767    84.07       349        344      5
701 - 750                         234      34,955,351.61      7.41     37.36    7.162     721    84.00       355        351      4
651 - 700                         638      97,663,261.09     20.69     38.34    7.036     670    78.48       349        345      4
601 - 650                         881     133,837,322.16     28.36     37.57    7.214     626    78.22       354        350      4
551 - 600                         656      96,887,096.42     20.53     38.59    7.687     577    76.84       354        350      4
501 - 550                         653      95,382,465.03     20.21     38.66    8.207     527    73.59       358        354      4
451 - 500                           8       1,057,456.77      0.22     34.65    8.669     500    74.48       360        356      4
N/A                                22       2,857,806.12      0.61     35.71    7.941       0    83.65       328        324      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Credit Grade

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Credit Grade                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
AA+                               476    $ 67,566,026.31     14.31%    37.25%   7.360%    701    84.41%      348        344      4
AA                              1,345     209,560,414.85     44.40     39.03    7.236     616    76.220      353        349      4
A                                 984     145,643,482.02     30.86      0.37    7.557     599    78.700      356        352      4
B                                 273      37,782,290.05      8.00     37.11    8.238     540    72.630      357        353      4
C                                  64       9,383,656.56      1.99     38.52    8.783     533    67.810      360        356      4
CC                                 13       2,066,643.21      0.44     40.26   10.099     538    57.100      360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Property Type                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         2,410    $346,256,734.11     73.36%    37.83%   7.499%    609    77.34%      353        349      4
2-4 Family                        272      54,970,868.94     11.65     39.53    7.286     636    75.61       354        349      4
PUD                               300      47,793,641.94     10.13     38.18    7.533     620    80.83       356        352      4
Low Rise Condo                    147      20,126,219.20      4.26     38.79    7.389     630    79.81       356        351      4
Manufactured Housing               21       2,196,191.00      0.47     38.05    7.947     630    82.28       341        336      5
High Rise Condo                     5         658,857.81      0.14     35.14    8.281     638    80.26       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Occupancy Status                Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                  2,932    $440,666,470.37     93.36%    38.32%   7.460%    610    77.46%      354        349      4
Non-Owner Occupied                171      23,971,076.51      5.08     34.85    7.864     679    80.10       357        352      4
Second Home                        52       7,364,966.12      1.56     36.19    7.191     669    79.31       346        341      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Documentation                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation              2,132    $303,314,885.74     64.26%    38.21%   7.436%    607    78.72%      354        350      4
Stated Income Documentation       981     163,391,213.62     34.62     37.83    7.543     626    75.47       353        349      4
No Documentation                   40       4,917,549.47      1.04     41.95    7.738     707    80.71       344        339      5
Lite Documentation                  2         378,864.17      0.08     46.34    7.736     616    80.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Loan Purpose                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance              2,101    $322,043,216.61     68.23%    38.20%   7.459%    604    75.13%      352        348      4
Purchase                          897     126,471,534.64     26.79     37.86    7.528     642    84.21       359        355      4
Rate-Term Refinance               157      23,487,761.75      4.98     38.14    7.438     612    76.20       352        347      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Product Type                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                        1,743    $266,191,968.21     56.40%    38.22%   7.536%    590    78.87%      360        356      4
30 Year Fixed                   1,077     163,367,854.00     34.61     37.79    7.403     654    76.41       360        356      4
3/27 ARM                          163      22,763,580.46      4.82     39.75    7.466     591    78.13       360        356      4
15 Year Fixed                      98      10,673,750.48      2.26     36.80    7.262     647    67.91       180        176      4
20 Year Fixed                      49       6,219,779.64      1.32     37.94    7.280     644    71.08       240        236      4
15/15 ARM                           5         949,140.10      0.20     38.71    7.172     680    82.26       360        355      5
2/13 ARM                           10         924,742.68      0.20     35.63    7.632     590    80.92       180        176      4
10 Year Fixed                       7         488,581.50      0.10     34.12    7.944     623    61.96       120        116      4
6 Month ARM                         2         304,579.22      0.06     42.90    6.564     573    81.53       360        356      4
3/12 ARM                            1         118,536.71      0.03     33.50    7.500     609    48.00       180        176      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Amortization

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Amortization                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing                3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Lien Position                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1                               3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Prepayment Penalty Term         Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                                 789    $114,332,218.90     24.22%    38.29%   7.724%    603    76.98%      352        348      4
12                                237      45,952,650.18      9.74     38.76    7.205     640    72.93       345        340      4
24                              1,271     189,242,480.41     40.09     38.09    7.453     595    79.73       360        355      4
30                                  7       1,469,743.34      0.31     34.23    7.148     627     79.4       360        356      4
36                                851     121,005,420.17     25.64     37.75    7.386     647    76.68       349        345      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Geographic Distribution         Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
California                        505    $ 90,224,889.85     19.12%    39.08%   7.182%    611    75.41%      355        351      4
New York                          319      66,091,559.79     14.00     39.10    7.259     618    73.65       349        345      4
Massachusetts                     260      47,339,390.89     10.03     38.66    7.039     619    73.59       360        356      4
Florida                           232      29,042,349.39      6.15     38.03    7.764     622    80.88       356        352      4
New Jersey                        154      26,320,399.71      5.58     38.97    7.732     610    75.20       349        345      4
Texas                             194      21,326,442.80      4.52     35.28    8.292     604    79.80       348        344      4
Illinois                          127      18,163,708.89      3.85     39.27    7.879     600    79.43       357        353      4
Connecticut                       104      14,768,607.96      3.13     38.26    7.450     616    78.53       355        351      4
Virginia                           93      14,269,364.27      3.02     39.20    7.589     600    80.10       353        349      4
Pennsylvania                      117      12,773,059.91      2.71     36.20    7.562     622    81.73       345        341      4
Arizona                            68       8,744,689.35      1.85     35.73    7.487     613    81.84       359        355      4
North Carolina                     80       8,696,384.47      1.84     37.46    7.964     609    82.49       348        344      4
Rhode Island                       61       8,534,888.65      1.81     38.70    7.181     617    73.04       356        352      4
New Hampshire                      50       8,169,164.98      1.73     37.34    7.463     611    80.34       359        354      4
Colorado                           53       8,086,254.50      1.71     38.35    7.014     614    80.43       360        356      4
Maryland                           45       8,026,121.28      1.70     36.02    7.544     614    79.89       358        354      4
Ohio                               76       7,862,877.17      1.67     36.41    8.037     616    84.74       355        351      4
Michigan                           62       7,039,447.69      1.49     37.29    7.880     618    80.49       358        353      4
Nevada                             41       6,800,383.56      1.44     36.80    7.289     621    83.55       355        350      4
Minnesota                          44       6,517,068.44      1.38     37.38    7.457     621    81.47       347        343      4
Georgia                            62       6,383,795.80      1.35     36.91    8.104     628    82.56       351        347      4
Washington                         38       6,166,713.65      1.31     38.95    7.261     620    79.26       356        352      4
Maine                              43       5,956,860.29      1.26     33.88    7.364     636    76.11       357        353      4
Missouri                           43       4,920,708.43      1.04     34.84    7.817     635    83.89       358        354      4
Wisconsin                          28       3,709,927.76      0.79     39.43    7.891     593    84.67       360        356      4
South Carolina                     28       3,086,177.41      0.65     34.29    8.020     613    81.47       356        352      4
Indiana                            31       2,596,149.93      0.55     37.77    7.852     616    82.59       351        347      4
Tennessee                          22       2,503,275.03      0.53     38.13    7.989     597    81.68       337        333      4
Louisiana                          21       2,052,067.33      0.43     35.51    7.874     614    78.13       341        337      4
Delaware                           12       2,012,679.24      0.43     36.80    7.371     593    83.40       350        346      4
Kentucky                           14       1,559,739.78      0.33     40.34    7.891     619    82.69       355        350      4
Vermont                            12       1,418,058.33      0.30     38.49    7.528     624    77.01       335        330      4
Alabama                            13       1,283,323.03      0.27     34.49    8.318     622    82.11       355        351      4
Idaho                              12       1,209,646.95      0.26     33.87    7.720     611    74.95       360        356      4
Oregon                              8       1,059,857.31      0.22     37.20    7.229     637    79.49       360        356      4
Arkansas                           12       1,038,775.55      0.22     31.29    8.048     625    82.35       347        343      4
Nebraska                           11         879,538.97      0.19     33.55    8.180     620    87.99       324        320      4
Wyoming                             9         822,350.70      0.17     34.22    7.474     633    86.07       360        356      4
Iowa                               10         773,325.10      0.16     34.16    8.281     652    87.78       348        344      4
Kansas                              9         615,486.30      0.13     36.42    7.763     616    82.91       360        356      4
Oklahoma                            7         608,600.73      0.13     34.78    8.133     618    84.53       360        356      4
Utah                                4         517,454.58      0.11     43.24    6.548     658    79.71       335        331      4
Mississippi                         6         402,275.88      0.09     41.56    9.524     591    82.46       314        310      4
Montana                             3         345,276.12      0.07     47.11    6.878     682    81.29       360        356      4
New Mexico                          4         327,561.61      0.07     37.73    8.490     623    83.36       321        317      5
South Dakota                        2         294,673.23      0.06     46.15    7.767     663    86.09       360        356      4
North Dakota                        3         242,226.30      0.05     35.66    9.208     539    76.40       360        356      4
Alaska                              1         186,349.25      0.04     35.09    6.740     564    85.00       360        356      4
Hawaii                              1         127,502.31      0.03     43.54    8.100     674    80.00       360        356      4
West Virginia                       1         105,082.55      0.02     30.03    9.350     563    90.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,155    $472,002,513.00    100.00%    38.11%   7.476%    614    77.62%      354        349      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Gross Margin                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                       7    $  1,556,120.74      0.53%    40.31%   5.436%    675    68.97%      360        355      5
3.001 - 3.500                      27       4,607,248.80      1.58     33.92    6.049     656    73.27       358        354      4
3.501 - 4.000                      87      14,092,677.47      4.84     39.34    6.101     632    73.43       359        355      4
4.001 - 4.500                     176      28,466,172.27      9.77     37.03    6.538     627    75.54       360        356      4
4.501 - 5.000                     290      46,306,031.77     15.90     39.00    6.927     617    78.21       360        356      4
5.001 - 5.500                     326      50,413,408.00     17.31     38.30    7.327     595    78.94       358        354      4
5.501 - 6.000                     361      56,445,769.58     19.38     38.15    7.716     581    80.10       360        356      4
6.001 - 6.500                     282      39,294,200.69     13.49     38.17    8.128     567    80.50       360        355      4
6.501 - 7.000                     188      26,671,539.53      9.16     38.54     8.43     560    81.50       360        356      4
7.001 - 7.500                     105      13,266,262.56      4.55     39.60    8.929     542    80.19       360        356      4
7.501 - 8.000                      75      10,133,115.97      3.48     39.02    9.476     538    79.37       357        353      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,924    $291,252,547.38    100.00%    38.34%   7.529%    591    78.82%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Initial Cap                     Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                               3    $    397,857.79      0.14%    43.11%   6.889%    573    81.17%      360        356      4
3.000                           1,921     290,854,689.59     99.86     38.33    7.530     591    78.82       359        355      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,924    $291,252,547.38    100.00%    38.34%   7.529%    591    78.82%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Periodic Cap                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           1,900    $286,612,771.76     98.41%    38.29%   7.530%    591    78.76%      359        355      4
1.500                              24       4,639,775.62      1.59     41.46    7.436     565    82.43       360        355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,924    $291,252,547.38    100.00%    38.34%   7.529%    591    78.82%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Maximum Rate                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                     2    $    415,427.56      0.14%    46.16%   4.793%    624    80.00%      360        356      4
11.001 - 11.500                    26       4,773,342.12      1.64     39.28    5.362     637    70.70       360        356      4
11.501 - 12.000                   108      18,476,456.27      6.34     39.47    5.851     637    75.18       360        355      4
12.001 - 12.500                   156      27,040,648.80      9.28     37.67    6.354     624    76.83       359        355      4
12.501 - 13.000                   281      48,238,929.49     16.56     38.62    6.825     609    78.46       359        354      4
13.001 - 13.500                   290      46,728,087.38     16.04     37.73    7.299     599    80.39       360        355      4
13.501 - 14.000                   399      59,714,434.01     20.50     38.96    7.787     583    78.92       360        356      4
14.001 - 14.500                   249      34,763,805.36     11.94     37.50    8.234     570    82.07       359        355      4
14.501 - 15.000                   220      30,164,045.47     10.36     38.37    8.725     556    79.24       360        356      4
15.001 - 15.500                   102      10,782,795.27      3.70     38.30    9.191     544    77.76       356        352      4
15.501 - 16.000                    67       7,506,752.56      2.58     37.88    9.682     537    78.99       360        356      4
16.001 - 16.500                     6         445,008.59      0.15     36.19   10.375     525    81.47       360        356      4
16.501 - 17.000                    11       1,393,408.91      0.48     34.80   10.785     529    71.65       360        356      4
17.001 - 17.500                     4         542,732.74      0.19     44.65   11.040     527    72.82       360        356      4
17.501 - 18.000                     3         266,672.85      0.09     43.11   11.735     539    60.37       360        355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,924    $291,252,547.38    100.00%    38.34%   7.529%    591    78.82%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Minimum Rate                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       3    $    567,499.00      0.19%    45.73%   4.846%    649    79.06%      360        356      4
5.001 - 5.500                      26       4,773,342.12      1.64     39.28    5.362     637     70.7       360        356      4
5.501 - 6.000                     105      17,969,381.72      6.17     39.33    5.837     636    74.97       360        355      4
6.001 - 6.500                     158      27,474,372.71      9.43     37.63    6.353     623    76.65       359        355      4
6.501 - 7.000                     288      49,838,656.10     17.11      38.7    6.824     610    78.65       359        354      4
7.001 - 7.500                     297      48,048,956.08     16.50     37.89    7.305     598    80.64       360        355      4
7.501 - 8.000                     402      60,111,337.68     20.64     39.09    7.810     581    78.72       360        356      4
8.001 - 8.500                     246      33,894,676.43     11.64     37.38    8.289     569    81.82       359        355      4
8.501 - 9.000                     216      29,129,609.71     10.00     38.07    8.773     557    79.39       360        356      4
9.001 - 9.500                      96       9,897,331.59      3.40     38.05    9.272     545    77.92       356        352      4
9.501 - 10.000                     63       6,899,561.15      2.37     37.55    9.771     536    79.24       360        356      4
10.001 - 10.500                     7         542,303.25      0.19     36.19   10.398     533    78.51       360        356      4
10.501 - 11.000                    11       1,393,408.91      0.48      34.8   10.785     529    71.65       360        356      4
11.001 - 11.500                     3         445,438.08      0.15     44.65   11.158     518    74.53       360        356      4
11.501 - 12.000                     3         266,672.85      0.09     43.11   11.735     539    60.37       360        355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,924    $291,252,547.38    100.00%    38.34%   7.529%    591    78.82%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Next Rate Adjustment Date       Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
May 1, 2004                         2    $    304,579.22      0.10%    42.90%    6.56%    573    81.53%      360        356      4
September 1, 2005                   5         624,793.52      0.21     36.44    7.478     561    75.42       360        354      6
October 1, 2005                   330      51,554,202.99     17.70     38.37    7.277     632    78.63       360        355      5
November 1, 2005                1,418     214,937,714.38     73.80     38.18    7.599     580    78.95       359        355      4
October 1, 2006                    22       3,676,157.73      1.26     41.64    6.826     649    78.36       360        355      5
November 1, 2006                  142      19,205,959.44      6.59     39.39    7.589     580    77.90       359        355      4
October 1, 2018                     2         607,178.85      0.21     41.96    6.457     722    80.84       360        355      5
November 1, 2018                    3         341,961.25      0.12     32.95    8.442     607    84.77       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,924    $291,252,547.38    100.00%    38.34%    7.53%    591    78.82%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                         GROUP II MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------


Summary                                                                         Total               Minimum              Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                    $184,399,984.17
Number of Loans                                                                     998
Average Original Loan Balance                                               $185,455.79           $50,000.00           $910,000.00
Average Current Loan Balance                                                $184,769.52           $49,465.50           $906,391.58
(1) Weighted Average Combined Original LTV                                       77.63%               15.33%               100.00%
(1) Weighted Average Gross Coupon                                                7.477%               5.150%               13.250%
(1) (2) Weighted Average Gross Margin                                            5.533%               3.175%                9.550%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  21                   16                   175
(1) Weighted Average Remaining Term to Maturity (months)                            350                  116                   357
(1) (3) Weighted Average Credit Score                                               614                  500                   807
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 99.06% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Percent of Cut-Off Date
                                                           Range                                               Principal Balance
                                                           -----                                               -----------------
         Product Type                                      Adjustable                                               63.58%
                                                           Fixed                                                    36.42%

         Fully Amortizing Mortgage Loans                                                                           100.00%

         Lien                                              First                                                    97.96%
                                                           Second                                                    2.04%

         Property Type                                     SFR                                                      75.05%
                                                           PUD                                                      13.93%
                                                           2-4 Family                                                6.66%
                                                           Condominium                                               4.12%
                                                           Manufactured Housing                                      0.23%


         Occupancy Status                                  Owner Occupied                                           94.33%
                                                           Non-Owner Occupied                                        3.22%
                                                           Second Home                                               2.45%

         Geographic Distribution                           California                                               22.44%
                                                           New York                                                 15.79%
                                                           Massachusetts                                            10.78%
                                                           Florida                                                   6.40%
                                                           New Jersey                                                6.31%

         Number of States (including DC)                   42

         Largest Zip Code Concentration                    10573 (NY)                                                0.49%

         Loans with Prepayment Penalties                                                                            74.70%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Mortgage Coupons                Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                       9    $  2,561,807.46      1.39%    42.96%   5.283%    640    73.68%      360        356      4
5.501 - 6.000                      25       8,678,715.12      4.71     42.41    5.879     641    71.63       359        355      4
6.001 - 6.500                     102      24,659,366.38     13.37     40.14    6.344     649    76.18       353        349      4
6.501 - 7.000                     173      41,663,829.18     22.59     40.92    6.779     641    77.07       355        351      4
7.001 - 7.500                     166      34,110,542.69     18.50     38.83    7.308     608    78.80       356        352      4
7.501 - 8.000                     133      25,030,881.86     13.57     38.40    7.782     602    79.42       358        354      4
8.001 - 8.500                     105      14,823,472.68      8.04     38.38    8.296     582    80.39       357        353      4
8.501 - 9.000                     115      17,793,571.30      9.65     38.22    8.815     582    80.46       355        351      4
9.001 - 9.500                      48       5,094,298.19      2.76     39.41    9.285     556    73.91       344        340      4
9.501 - 10.000                     41       3,642,053.92      1.98     38.10    9.786     566    74.69       347        343      4
10.001 - 10.500                    34       2,528,604.97      1.37     39.11   10.271     556    75.43       348        344      4
10.501 - 11.000                    23       2,124,705.45      1.15     39.56   10.787     567    70.80       321        317      4
11.001 - 11.500                    13         996,080.33      0.54     40.35   11.229     546    70.33       321        317      4
11.501 - 12.000                     7         472,158.70      0.26     36.60   11.841     557    83.57       277        273      4
12.001 - 12.500                     2         115,124.59      0.06     43.44   12.266     552    83.11       360        356      4
12.501 - 13.000                     1          49,962.08      0.03     34.82     12.6     561    74.61       360        357      3
13.001 - 13.500                     1          54,809.27      0.03     47.24    13.25     511    76.52       240        236      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Combined Original LTV           Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                       1    $    114,516.27      0.06%    26.96%   5.750%    601    15.33%      360        356      4
20.01 - 25.00                       3         164,423.39      0.09     33.64    8.415     623    21.93       360        356      4
25.01 - 30.00                       2         164,520.60      0.09     50.35    7.682     614    28.08       360        356      4
30.01 - 35.00                      14       1,462,542.07      0.79     30.78    7.634     571    33.47       345        341      4
35.01 - 40.00                       6         728,881.47      0.40     38.42    7.264     575    37.77       360        356      4
40.01 - 45.00                      15       1,927,156.95      1.05     35.58    7.347     611    42.60       340        336      4
45.01 - 50.00                      30       4,202,832.42      2.28     41.07    7.229     625    48.30       345        340      4
50.01 - 55.00                      21       3,398,139.44      1.84     40.47    7.348     618    52.60       348        344      4
55.01 - 60.00                      36       5,853,037.87      3.17     37.32    7.387     596    58.14       341        337      4
60.01 - 65.00                      62      11,545,445.79      6.26     40.33    7.542     609    63.64       350        346      4
65.01 - 70.00                      83      16,523,935.80      8.96     39.52    7.260     605    69.07       357        353      4
70.01 - 75.00                     105      21,057,915.11     11.42     39.33    7.474     586    74.03       353        348      4
75.01 - 80.00                     282      51,136,573.72     27.73     39.37    7.487     602    79.58       355        351      4
80.01 - 85.00                      84      15,455,135.28      8.38     40.19    7.467     627    84.33       354        349      4
85.01 - 90.00                     181      36,857,610.85     19.99     40.00    7.599     632    89.73       359        354      4
90.01 - 95.00                      68      13,041,462.34      7.07     39.80    7.456     659    94.67       357        352      4
95.01 - 100.00                      5         765,854.80      0.42     44.87    8.105     679    98.38       352        348      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Principal Balance               Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                22    $  1,095,927.13      0.59%    32.81%   9.260%    604    59.35%      319        315      4
50,000.01 - 75,000.00             195      12,316,299.34      6.68     36.25    8.816     601    74.95       333        329      4
75,000.01 - 100,000.00            147      12,876,740.72      6.98     36.61    8.140     597    76.21       349        345      4
100,000.01 - 125,000.00           115      12,921,542.70      7.01     37.55    7.949     591    76.26       348        344      4
125,000.01 - 150,000.00            80      11,090,657.55      6.01     36.66    7.888     596    75.45       355        351      4
150,000.01 - 175,000.00            59       9,621,492.45      5.22     37.63    7.745     606    75.47       354        350      4
175,000.01 - 200,000.00            65      12,142,392.63      6.58     38.51    7.431     608    75.19       352        347      4
200,000.01 - 225,000.00            42       8,875,569.30      4.81     40.28    7.331     603    78.21       353        349      4
225,000.01 - 250,000.00            29       6,883,820.88      3.73     41.83    7.510     611    78.16       360        356      4
250,000.01 - 275,000.00            20       5,221,498.69      2.83     39.98    7.016     619    77.92       360        356      4
275,000.01 - 300,000.00            21       5,985,411.86      3.25     40.57    7.098     635    81.09       351        347      4
300,000.01 - 325,000.00            12       3,772,083.40      2.05     40.67    7.927     607    78.78       360        356      4
325,000.01 - 350,000.00            30      10,218,390.74      5.54     40.94    7.099     616    81.06       360        356      4
350,000.01 - 375,000.00            36      13,034,563.67      7.07     41.59    7.273     611    80.43       357        352      4
375,000.01 - 400,000.00            32      12,493,633.35      6.78     40.39    7.160     615    78.78       360        356      4
400,000.01 - 425,000.00            24       9,865,701.36      5.35     39.57    6.763     644    79.95       360        356      4
425,000.01 - 450,000.00            15       6,611,161.89      3.59     42.81    6.855     631    75.28       360        356      4
450,000.01 - 475,000.00            11       5,099,098.25      2.77     42.94    7.295     616    86.28       360        356      4
475,000.01 - 500,000.00            19       9,373,436.97      5.08     39.47    7.102     636    76.90       360        356      4
500,000.01 - 525,000.00             3       1,547,802.42      0.84     45.97    6.683     683    85.81       360        356      4
525,000.01 - 550,000.00             5       2,678,748.19      1.45     38.80    6.810     622    80.63       360        355      5
550,000.01 - 575,000.00             6       3,343,381.10      1.81     45.39    7.308     603    79.49       360        356      4
575,000.01 - 600,000.00             3       1,782,516.42      0.97     41.49    7.469     592    78.35       360        356      4
700,000.01 - 725,000.00             1         717,185.41      0.39     38.09    7.300     625    80.00       360        355      5
725,000.01 - 750,000.00             3       2,239,788.24      1.21     44.04    6.367     680    72.72       360        356      4
800,000.01 - 825,000.00             1         814,188.90      0.44     37.37    5.950     582    75.00       360        356      4
850,000.01 - 875,000.00             1         870,559.03      0.47     44.89    5.950     734    70.00       360        355      5
900,000.01 - 925,000.00             1         906,391.58      0.49     54.16    6.600     714    65.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Original Term to Maturity       Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
120                                 1    $     67,329.99      0.04%    49.75%   6.300%    702    63.89%      120        116      4
180                                36       3,616,704.53      1.96     36.28    7.755     628    67.99       180        176      4
240                                36       3,111,349.63      1.69     43.57    9.124     625    74.65       240        236      4
360                               925     177,604,600.02     96.31     39.57    7.443     613    77.89       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Remaining Term to Maturity      Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
116 - 120                           1    $     67,329.99      0.04%    49.75%   6.300%    702    63.89%      120        116      4
171 - 175                           3         431,213.34      0.23     29.31    7.400     677    71.83       180        175      5
176 - 180                          33       3,185,491.19      1.73     37.22    7.803     621    67.47       180        176      4
231 - 235                           4         310,355.55      0.17     28.61    7.744     669    77.84       240        235      5
236 - 240                          32       2,800,994.08      1.52     45.27    9.276     621    74.30       240        236      4
351 - 355                         146      30,641,640.33     16.62     39.62    7.141     659    78.14       360        355      5
356 - 360                         779     146,962,959.69      79.7     39.56    7.506     603    77.84       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Credit Score                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                           2    $    896,221.91      0.49%    36.21%   6.551%    805    83.87%      360        355      5
751 - 800                          15       3,245,103.44      1.76     37.21    6.641     768     81.6       358        353      5
701 - 750                          58      12,331,391.02      6.69     39.25    6.824     718    78.95       357        353      4
651 - 700                         169      34,338,971.28     18.62     40.04    7.049     673    79.61       348        343      4
601 - 650                         257      53,060,464.09     28.77     40.34    7.197     626    79.38       355        351      4
551 - 600                         261      44,946,152.51     24.37     39.94    7.680     576    76.58       355        351      4
501 - 550                         220      33,079,015.70     17.94     38.14    8.399     527    73.08       357        353      4
451 - 500                           5         763,559.40      0.41     31.40    8.475     500    76.05       343        339      4
N/A                                11       1,739,104.82      0.94     37.17    7.891       0    79.91       354        350      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Credit Grade

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Credit Grade                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
AA+                                98    $ 19,922,954.64     10.80%    38.23%   7.210%    702    82.77%      352        348      4
AA                                456      93,866,534.65     50.90     40.28    7.236     624    77.89       353        349      4
A                                 301      49,475,207.36     26.83     39.50    7.595     591    78.09       357        352      4
B                                 101      15,492,973.27      8.40     37.42    8.169     542    72.35       355        351      4
C                                  23       2,885,192.70      1.56     35.23    9.122     529    68.22       360        356      4
CC                                 19       2,757,121.55      1.50     42.95    9.877     546    63.40       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Property Type                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           774    $138,393,131.05     75.05%    39.77%   7.463%    611    77.36%      354        350      4
PUD                               112      25,694,314.28     13.93     39.44    7.540     607    79.55       356        352      4
2-4 Family                         57      12,286,227.18      6.66     37.84    7.316     646    75.21       348        344      4
Low Rise Condo                     44       7,125,376.75      3.86     39.55    7.647     626    79.43       358        354      4
High Rise Condo                     4         473,087.39      0.26     38.01    8.449     599    84.23       346        342      4
Manufactured Housing                7         427,847.52      0.23     36.48    8.886     620    82.74       343        338      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Occupancy Status                Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                    937    $173,944,264.67     94.33%    39.73%   7.481%    610    77.66%      355        350      4
Non-Owner Occupied                 45       5,941,363.32      3.22     32.76    7.808     659    74.79       345        341      4
Second Home                        16       4,514,356.18      2.45     42.69    6.894     674    80.45       357        353      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Documentation                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                654    $114,964,879.50     62.35%    39.59%   7.398%    605    78.73%      355        351      4
Stated Income Documentation       335      67,774,556.09     36.75     39.69    7.595     627    75.78       354        350      4
No Documentation                    7       1,109,918.53      0.60     38.90    7.865     701    76.50       328        324      5
Lite Documentation                  2         550,630.05      0.30     24.78    8.661     565    80.00       360        356      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Loan Purpose                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance                704    $125,897,607.01     68.27%    39.68%   7.500%    602    75.24%      352        348      4
Purchase                          246      49,843,666.79     27.03     39.00    7.442     639    84.32       359        355      4
Rate-Term Refinance                48       8,658,710.37      4.70     41.39    7.343     631    74.02       356        351      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Product Type                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                          558    $108,938,523.11     59.08%    39.87%   7.478%    589    79.90%      360        356      4
30 Year Fixed                     328      60,725,201.32     32.93     39.05    7.366     658    74.69       360        356      4
3/27 ARM                           38       7,701,786.38      4.18     39.46    7.551     595    74.57       360        356      4
15 Year Fixed                      32       3,249,830.35      1.76     37.43    7.657     634    66.10       180        176      4
20 Year Fixed                      36       3,111,349.63      1.69     43.57    9.124     625    74.65       240        236      4
2/13 ARM                            4         366,874.18      0.20     26.09    8.624     573    84.66       180        176      4
15/15 ARM                           1         239,089.21      0.13     36.46    7.450     690    80.00       360        355      5
10 Year Fixed                       1          67,329.99      0.04     49.75    6.300     702    63.89       120        116      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Amortization

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Amortization                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing                  998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Lien Position                   Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1                                 946    $180,635,849.47     97.96%    39.48%   7.417%    614    77.73%      356        352      4
2                                  52       3,764,134.70      2.04     44.34   10.326     609    73.11       274        270      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Prepayment Penalty Term         Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                                 273    $ 46,646,905.07     25.30%    39.90%   7.731%    604    75.91%      351        347      4
12                                 71      18,519,189.24     10.04     39.10    7.110     652    75.27       356        352      4
24                                406      78,130,545.12     42.37     39.53    7.463     591    80.58       360        355      4
36                                248      41,103,344.74     22.29     39.52    7.379     651    75.07       347        343      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Geographic Distribution         Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
California                        153    $ 41,380,211.82     22.44%    41.03%   7.286%    614    79.71%      356        352      4
New York                          116      29,125,433.60     15.79     41.06    7.200     626    73.29       353        349      4
Massachusetts                      77      19,881,068.37     10.78     40.01    6.948     623    75.47       352        348      4
Florida                            94      11,799,627.02      6.40     38.63    8.083     615    77.85       353        349      4
New Jersey                         54      11,631,997.91      6.31     38.59    7.567     622    76.09       356        352      4
Texas                              63       7,804,799.41      4.23     36.21    8.177     594    76.85       347        343      4
Pennsylvania                       51       6,842,438.98      3.71     36.86    7.534     602    77.37       351        347      4
Virginia                           32       5,515,684.19      2.99     37.21    7.867     596    78.87       358        354      4
Connecticut                        26       4,627,291.07      2.51     38.34    7.583     615    77.86       351        347      4
Illinois                           30       4,595,251.36      2.49     39.64    7.942     614    79.58       358        354      4
Maine                              22       3,329,685.26      1.81     42.02    7.764     593    77.44       348        344      4
Ohio                               25       3,308,861.89      1.79     40.73    7.627     613    83.48       360        356      4
Colorado                           16       3,142,149.45      1.70     39.76    7.107     611    77.40       360        356      4
Washington                         16       3,011,326.90      1.63     39.92    7.060     626    80.99       356        352      4
Michigan                           25       2,596,839.02      1.41     35.22    8.015     590    80.32       352        348      4
Maryland                           14       2,508,092.03      1.36     36.67    8.331     613    81.22       346        342      4
Rhode Island                       14       2,353,192.36      1.28     39.85    6.674     623    79.72       360        356      4
Minnesota                           8       2,159,634.15      1.17     41.44    7.004     643    76.98       360        355      5
Arizona                            16       1,976,677.66      1.07     41.29    7.214     617    80.60       360        356      4
North Carolina                     17       1,433,836.50      0.78     38.62    8.778     598    82.87       355        351      4
Louisiana                           8       1,405,938.55      0.76     35.52    7.620     520    79.58       360        356      4
Nevada                              9       1,387,765.46      0.75     37.35    8.243     578    84.46       360        356      4
Georgia                            12       1,328,813.65      0.72     32.52    9.256     553    84.36       340        336      4
Oregon                              7       1,273,800.34      0.69     45.03    7.133     607    63.18       353        349      4
New Hampshire                      10       1,262,945.64      0.68     39.78    7.458     603    74.77       360        356      4
Wisconsin                           9       1,235,956.52      0.67     37.18    7.348     622    84.04       360        356      4
Missouri                           11       1,167,355.82      0.63     36.22    7.464     605    82.07       352        348      4
Alabama                            11         970,269.96      0.53     38.70    9.102     575    83.67       360        356      4
South Carolina                     11         942,283.58      0.51     34.32    8.194     588    81.94       349        345      4
Tennessee                           9         793,653.74      0.43     39.80    8.736     597    84.33       360        356      4
Delaware                            2         676,329.83      0.37     36.07    6.727     722    87.89       360        356      4
Kentucky                            6         634,626.15      0.34     38.81    8.210     583    80.18       344        340      4
Vermont                             3         540,662.20      0.29     44.08    7.115     589    75.57       360        356      4
Indiana                             6         493,672.21      0.27     34.61    7.798     591    73.09       336        332      4
Idaho                               5         445,234.52      0.24     39.23    7.633     590    67.78       360        356      4
Nebraska                            2         278,212.10      0.15     38.50    6.988     618    86.45       360        356      4
Mississippi                         2         157,639.01      0.09     38.45    9.565     585    82.77       360        356      4
Oklahoma                            2         149,821.62      0.08     44.93    7.789     560    78.08       360        356      4
South Dakota                        1          69,685.24      0.04     47.16    8.500       0    59.95       360        355      5
Wyoming                             1          61,568.25      0.03     42.33    8.450     563    95.00       360        356      4
Utah                                1          49,836.84      0.03     24.06    7.800     694    52.63       360        356      4
Montana                             1          49,813.99      0.03     35.44    7.550     773    60.24       360        355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            998    $184,399,984.17    100.00%    39.58%   7.477%    614    77.63%      354        350      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Gross Margin                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       7    $  1,912,776.84      1.63%    43.78%   6.041%    638    68.38%      360        356      4
3.501 - 4.000                      20       4,823,470.68      4.11     39.60    6.234     626    75.70       360        356      4
4.001 - 4.500                      46      12,991,611.81     11.08     40.64    6.313     621    77.37       358        354      4
4.501 - 5.000                      91      21,355,797.40     18.21     40.87    6.820     612    80.24       360        356      4
5.001 - 5.500                     106      21,979,392.13     18.75     40.08    7.285     597    79.48       359        355      4
5.501 - 6.000                     106      20,184,087.19     17.22     39.39    7.657     584    82.37       360        356      4
6.001 - 6.500                      78      13,242,415.70     11.29     38.70    8.098     565    79.67       360        356      4
6.501 - 7.000                      58       8,997,232.13      7.67     38.39    8.503     559    81.65       360        356      4
7.001 - 7.500                      31       4,627,129.15      3.95     39.32    8.768     541    79.52       360        356      4
7.501 - 8.000                      25       3,323,685.40      2.83     38.42    9.510     540    77.59       357        353      4
8.001 - 8.500                      21       2,574,878.64      2.20     38.94    9.505     557    76.86       360        356      4
8.501 - 9.000                      10       1,068,972.55      0.91     38.96   10.682     534    73.24       360        356      4
9.501 - 10.000                      2         164,823.26      0.14     27.77   11.703     528    77.99       243        239      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            601    $117,246,272.88    100.00%    39.80%   7.486%    590    79.57%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Initial Cap                     Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
3.000                             601    $117,246,272.88    100.00%    39.80%   7.486%    590    79.57%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            601    $117,246,272.88    100.00%    39.80%   7.486%    590    79.57%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Periodic Cap                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                             596    $115,571,522.92     98.57%    39.84%   7.479%    591    79.59%      359        355      4
1.500                               5       1,674,749.96      1.43     36.88    7.984     550    78.20       360        355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            601    $117,246,272.88    100.00%    39.80%   7.486%    590    79.57%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Maximum Rate                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                    10    $  2,747,447.04      2.34%    43.32%   5.362%    633    73.01%      360        356      4
11.501 - 12.000                    17       6,652,092.52      5.67     43.22    5.850     620    75.53       360        356      4
12.001 - 12.500                    52      13,357,880.90     11.39     41.60    6.314     623    81.45       358        354      4
12.501 - 13.000                    96      23,307,539.43     19.88     40.98    6.829     612    79.89       360        356      4
13.001 - 13.500                   106      22,684,490.01     19.35     38.61    7.296     588    80.23       359        355      4
13.501 - 14.000                    84      15,763,204.45     13.44     40.01    7.777     585    80.95       360        356      4
14.001 - 14.500                    66       9,602,365.67      8.19     38.37    8.270     563    80.67       360        356      4
14.501 - 15.000                    79      13,045,255.12     11.13     37.17    8.776     563    81.33       360        356      4
15.001 - 15.500                    30       4,240,987.68      3.62     40.13    9.123     535    74.51       360        356      4
15.501 - 16.000                    27       2,614,471.80      2.23     37.81    9.726     551    73.92       356        352      4
16.001 - 16.500                    19       1,581,789.37      1.35     38.26   10.273     536    72.89       360        356      4
16.501 - 17.000                     7         899,733.56      0.77     34.88   10.804     525    70.32       360        356      4
17.001 - 17.500                     6         584,192.07      0.50     36.74   11.214     536    74.33       360        356      4
17.501 - 18.000                     2         164,823.26      0.14     27.77   11.703     528    77.99       243        239      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            601    $117,246,272.88    100.00%    39.80%   7.486%    590    79.57%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Minimum Rate                    Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                       9    $  2,561,807.46      2.18%    42.96%   5.283%    640    73.68%      360        356      4
5.501 - 6.000                      17       6,652,092.52      5.67     43.22    5.850     620    75.53       360        356      4
6.001 - 6.500                      53      13,543,520.48     11.55     41.69    6.315     622    81.21       358        354      4
6.501 - 7.000                      94      22,744,561.88     19.40     40.91    6.802     613    79.74       360        356      4
7.001 - 7.500                     107      23,048,118.57     19.66     38.73    7.299     587    80.06       359        355      4
7.501 - 8.000                      87      16,872,222.99     14.39     39.65    7.781     584    81.09       360        356      4
8.001 - 8.500                      67       9,869,192.57      8.42     38.37    8.298     561    80.99       360        356      4
8.501 - 9.000                      79      12,633,839.08     10.78     37.65    8.823     562    81.48       360        356      4
9.001 - 9.500                      28       3,610,532.22      3.08     39.65    9.275     537    73.71       360        356      4
9.501 - 10.000                     26       2,479,846.85      2.12     38.15    9.766     552    73.05       356        352      4
10.001 - 10.500                    19       1,581,789.37      1.35     38.26   10.273     536    72.89       360        356      4
10.501 - 11.000                     7         899,733.56      0.77     34.88   10.804     525    70.32       360        356      4
11.001 - 11.500                     6         584,192.07      0.50     36.74   11.214     536    74.33       360        356      4
11.501 - 12.000                     2         164,823.26      0.14     27.77   11.703     528    77.99       243        239      4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            601    $117,246,272.88    100.00%    39.80%   7.486%    590    79.57%      359        355      4
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT3                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

-----------------------------------------------------------------------------------------------------------------------------------
                                Number                      Percent                               W.A.      W.A.       W.A.
                                 of          Aggregate     of Loans              W.A.     W.A.  Combined  Original  Remaining  W.A.
                               Mortgage      Principal   by Principal  W.A.     Gross   Credit  Original   Term to   Term to   Loan
Next Rate Adjustment Date       Loans         Balance       Balance    DTI     Coupon    Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 2005                        1    $    178,950.00      0.15%    51.64%   7.700%    541    80.00%      360        352      8
September 1, 2005                   2         283,493.01      0.24     44.68    7.687     594    76.09       360        354      6
October 1, 2005                    81      16,892,842.95     14.41     40.62    7.284     627    81.66       360        355      5
November 1, 2005                  478      91,950,111.33     78.42     39.65    7.517     583    79.61       359        355      4
October 1, 2006                     4       1,138,016.40      0.97     42.90    6.189     716    71.21       360        355      5
November 1, 2006                   34       6,563,769.98      5.60     38.86    7.787     574    75.15       360        356      4
October 1, 2018                     1         239,089.21      0.20     36.46    7.450     690    80.00       360        355      5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            601    $117,246,272.88    100.00%    39.80%   7.486%    590    79.57%      359        355      4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      BANC OF AMERICA SECURITIES
                                                                  [LOGO OMITTED]

ABFC 2004-OPT3


Assumptions
100% PPC                           100% FRM PPC/ 100% ARM PPC
Loss Severity                      40%
Recovery Delay                     12 months
Trigger                            Fail
LIBOR                              Forward LIBOR + 200 bp
Run to                             Maturity
Defaults are in addition to prepayments

--------------------------------------------------------------------------------
                                   CDR (%)                  Cum Loss (%)
--------------------------------------------------------------------------------
Class M-2                          7.7                         8.32
--------------------------------------------------------------------------------










This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      BANC OF AMERICA SECURITIES
                                                                  [LOGO OMITTED]

ABFC 2004-OPT3


Assumptions
100% PPC          100% FRM PPC/ 100% ARM PPC
Loss Severity     40%
Recovery Delay    12 months
Trigger           Fail
LIBOR             Forward LIBOR + 100 bp
Run to            Maturity
Defaults are in addition to prepayments


-------------------------------------------------------------------
                       Break-even CDR        Cumulative Loss (%)
-------------------------------------------------------------------
                      80% PPC     100% PPC     80% PPC    100% PPC
A-4                      19.9         22.5       19.17       18.17
M-3                       7.0          7.3        9.25        7.95
-------------------------------------------------------------------










This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      BANC OF AMERICA SECURITIES
                                                                  [LOGO OMITTED]

ABFC 2004-OPT3


Assumptions
100% PPC          100% FRM PPC/ 100% ARM PPC
Loss Severity     50%
Recovery Delay    6 months
Trigger           Fail
Run to            Maturity
Defaults are in addition to prepayments

                  -------------------------------------------------------------------------------
                  Static Libor              Forward Libor               Forward Libor + 200 bp
-------------------------------------------------------------------------------------------------
                    CDR (%)    Cum Loss (%)   CDR (%)    Cum Loss (%)    CDR (%)    Cum Loss (%)
-------------------------------------------------------------------------------------------------
Class M-6             7.1          9.68         3.7          5.49          2.6          3.97
-------------------------------------------------------------------------------------------------










This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      BANC OF AMERICA SECURITIES
                                                                  [LOGO OMITTED]

ABFC 2004-OPT3

Assumptions
Loss Severity     50%
Recovery Delay    12 months
Trigger           Fail
LIBOR             Forward LIBOR
Run to            Maturity
Defaults are in addition to prepayments

---------------------------------------------------------------------------------------------
                       Break-even CDR                     Cumulative Loss (%)
---------------------------------------------------------------------------------------------
                        25 CPR      40 CPR       60 CPR      25 CPR       40 CPR      60 CPR
M4                         5.9         6.3          7.1        8.51         5.64        3.80
M5                         4.9         5.1          5.1        7.24         4.64        2.77
---------------------------------------------------------------------------------------------


Assumptions
Default Curve     0 to 4.5 CDR over 36 months and 4.5 CDR thereafter
Curve based on    Collateral Age
Loss Severity     50%
Recovery Delay    12 months
Trigger           Fail
LIBOR             Forward LIBOR
Run to            Maturity
Defaults are in addition to prepayments

---------------------------------------------------------------------------------------------
                  Default Curve Multiple (%)              Cumulative Loss (%)
---------------------------------------------------------------------------------------------
                        25 CPR      40 CPR       60 CPR      25 CPR       40 CPR      60 CPR
M4                       145.6       208.2        349.4        6.87         4.93        3.72
M5                       111.9       147.2        236.3        5.48         3.61        2.59
---------------------------------------------------------------------------------------------










This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      BANC OF AMERICA SECURITIES
                                                                  [LOGO OMITTED]

ABFC 2004-OPT3


Assumptions
FRM PPC           4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC           4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter
Recovery Delay    12 months
Trigger           Fail
Run to            Maturity
Defaults are in addition to prepayments


Class M-5
         -----------------------------------------------------------------------------------------------------------
         Forward Libor                                                       Libor flat for 12 months, then + 400 bp
         -----------------------------------------------------------------------------------------------------------
         Severity: 35%                     Severity: 55%                     Severity: 35%
--------------------------------------------------------------------------------------------------------------------
 PPC          CDR (%)   Cum Loss (%)WAL (Yrs)    CDR (%)   Cum Loss (%WAL (Yrs)    CDR (%)   Cum Loss (%)WAL (Yrs)
--------------------------------------------------------------------------------------------------------------------
 75%            6.5        8.05      18.45         4.0       8.43      19.91         5.2       6.72       19.22
100%            6.6        6.41      14.76         4.1       6.64      15.77         4.9       4.96       15.52
135%            6.7        4.90      11.16         4.2       5.02      11.81         4.5       3.41       11.67
--------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)


          Libor flat for 12 months, then + 400 bp
         ---------------------------------------
          Severity: 55%
------------------------------------------------
 PPC           CDR (%)   Cum Loss (%)WAL (Yrs)
------------------------------------------------
 75%             3.3       7.13       20.36
100%             3.1       5.16       16.28
135%             2.9       3.55       12.21
------------------------------------------------


Class M-6
     -----------------------------------------------------------------------------------------------------------------------------
     Forward Libor                                                       Libor flat for 12 months, then + 400 bp
     -----------------------------------------------------------------------------------------------------------------------------
     Severity: 35%                     Severity: 55%                     Severity: 35%                      Severity: 55%
----------------------------------------------------------------------------------------------------------------------------------
 PPC      CDR (%)   Cum Loss (%)WAL (Yrs)    CDR (%)   Cum Loss (%WAL (Yrs)    CDR (%)   Cum Loss (%)WAL (Yrs)   CDR (%)  Cum Loss
----------------------------------------------------------------------------------------------------------------------------------
 75%        4.7        6.16      19.63         2.9       6.35      20.64         4.6       6.06       19.79        2.9    6.36
100%        4.6        4.69      15.66         2.9       4.84      16.42         4.0       4.14       15.84        2.6    4.38
135%        4.6        3.48      11.68         2.9       3.54      12.15         3.3       2.55       12.11        2.1    2.60
----------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

----------------------
 PPC    (%)WAL (Yrs)
----------------------
 75%          20.76
100%          16.83
135%          12.41
----------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT3                                        Banc of America Securities
                                                                          [LOGO]

Assumptions
Loss Severity              40%
Recovery Delay             12 months
Trigger                    Fail
Run to                     Maturity
Default Multiple           SSRM Curve (enclosed)
Defaults are in addition to prepayments


Class M-1
---------

          --------------------------------------------------------------------------------------------------------------------
                                  Static LIBOR                                             Forward LIBOR
------------------------------------------------------------------------------------------------------------------------------
   PPC      CDR (%)      Cum Loss (%)    Cum Default (%)    WAL (Yrs)    CDR (%)    Cum Loss (%)   Cum Default (%)   WAL (Yrs)
------------------------------------------------------------------------------------------------------------------------------
    50        16.5          21.71             54.28           11.80        12.2        18.50           46.25           13.67
   100        18.9          16.22             40.55            7.70        15.4        14.13           35.32            8.24
   150        21.8          13.39             33.48            5.45        19.1        12.12           30.29            5.63
   200        25.5          11.76             29.41            4.04        23.5        11.00           27.50            4.10
------------------------------------------------------------------------------------------------------------------------------

(Table continues below)

Class M-1
---------
          --------------------------------------------------------
                     Forward LIBOR + 200 bp
------------------------------------------------------------------
   PPC     CDR (%)    Cum Loss (%)     Cum Default (%)   WAL (Yrs)
------------------------------------------------------------------
    50       9.5          15.94             39.85         15.16
   100      12.8          12.38             30.96          8.75
   150      16.8          10.97             27.41          5.84
   200      21.4          10.18             25.45          4.19
------------------------------------------------------------------



          ------------------------------------------------------------------------------------------------------------
                                       Static LIBOR                                    Forward LIBOR
----------------------------------------------------------------------------------------------------------------------
   PPC        Default Multiple (%)   Cum Loss (%)   Cum Default (%)    WAL (Yrs)   Default Multiple (%)   Cum Loss (%)
----------------------------------------------------------------------------------------------------------------------
    50              643.1              19.29             48.23           14.68             547.7            16.43
   100              493.5              13.64             34.11            5.98             410.2            11.99
   150              631.5              11.22             28.04            4.32             539.8            10.43
   200            1,053.8              10.10             25.26            3.32             950.8             9.74
----------------------------------------------------------------------------------------------------------------------


          ---------------------------------------------------------------------------------------------------------
                Forward LIBOR                             Forward LIBOR + 200 bp
-------------------------------------------------------------------------------------------------------------------
   PPC        Cum Default (%)         WAL (Yrs)   Default Multiple (%)   Cum Loss (%)   Cum Default (%)   WAL (Yrs)
-------------------------------------------------------------------------------------------------------------------
    50             41.08                17.52             492.8             14.78             36.96        18.70
   100             29.98                 7.03             368.6             11.06             27.64         7.58
   150             26.07                 4.50             491.0              9.96             24.90         4.60
   200             24.35                 3.38             897.1              9.50             23.76         3.41
-------------------------------------------------------------------------------------------------------------------


Class M-5
---------
          --------------------------------------------------------------------------------------------------------------
                                 Static LIBOR                                           Forward LIBOR
---------------------------------------------------------------------------------------------------------------------------
   PPC        CDR (%)    Cum Loss (%)    Cum Default (%)   WAL (Yrs)   CDR (%)   Cum Loss (%)   Cum Default (%)   WAL (Yrs)
---------------------------------------------------------------------------------------------------------------------------
    50          9.9          16.19             40.49        20.33       5.6          10.95             27.36       23.81
   100          9.3           9.65             24.13        13.75       5.8           6.54             16.34       14.87
   150          8.6           6.24             15.59         9.73       6.1           4.59             11.47       10.10
   200          8.0           4.24             10.61         7.13       6.1           3.29              8.23        7.26
---------------------------------------------------------------------------------------------------------------------------

(Table continues below)

          ----------------------------------------------------------
                           Forward LIBOR + 200 bp
--------------------------------------------------------------------
   PPC        CDR (%)    Cum Loss (%)    Cum Default (%)   WAL (Yrs)
--------------------------------------------------------------------
    50          3.9           8.27             20.68        25.10
   100          4.2           4.93             12.33        15.70
   150          4.3           3.32              8.31        10.51
   200          4.5           2.46              6.16         7.44
--------------------------------------------------------------------


          --------------------------------------------------------------------------------------------------------------
                                                Static LIBOR                                     Forward LIBOR
------------------------------------------------------------------------------------------------------------------------
     PPC         Default Multiple (%)   Cum Loss (%)   Cum Default (%)   WAL (Yrs)   Default Multiple (%)   Cum Loss (%)
------------------------------------------------------------------------------------------------------------------------
      50                  459.6             13.79           34.47          23.73               333.9          10.02
     100                  217.1              6.51           16.28          15.91               141.6           4.25
     150                  117.1              3.51            8.78           9.68                85.5           2.56
     200                   89.2              2.40            6.01           6.27                71.0           1.98
------------------------------------------------------------------------------------------------------------------------


          ----------------------------------------------------------------------------------------------------
                      Forward LIBOR                                   Forward LIBOR + 200 bp
--------------------------------------------------------------------------------------------------------------
     PPC       Cum Default (%)   WAL (Yrs)   Default Multiple (%)   Cum Loss (%)   Cum Default (%)   WAL (Yrs)
--------------------------------------------------------------------------------------------------------------
      50             25.04         24.63              263.5             7.90           19.76           25.10
     100             10.62         16.71              108.9             3.27            8.17           16.84
     150              6.41         10.23               74.0             2.22            5.55           10.45
     200              4.96          6.57               63.5             1.80            4.51            6.70
--------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

           1             0.00000
           2             0.00000
           3             0.00000
           4             0.00000
           5             0.00000
           6             0.00000
           7             0.00000
           8             0.00000
           9             0.00000
          10             0.00000
          11             0.00000
          12             0.00000
          13             0.12500
          14             0.12500
          15             0.12500
          16             0.12500
          17             0.12500
          18             0.12500
          19             0.12500
          20             0.12500
          21             0.12500
          22             0.12500
          23             0.12500
          24             0.12500
          25             0.15625
          26             0.15625
          27             0.15625
          28             0.15625
          29             0.15625
          30             0.15625
          31             0.15625
          32             0.15625
          33             0.15625
          34             0.15625
          35             0.15625
          36             0.15625
          37             0.12500
          38             0.12500
          39             0.12500
          40             0.12500
          41             0.12500
          42             0.12500
          43             0.12500
          44             0.12500
          45             0.12500
          46             0.12500
          47             0.12500
          48             0.12500
          49             0.12500
          50             0.12500
          51             0.12500
          52             0.12500
          53             0.12500
          54             0.12500
          55             0.12500
          56             0.12500
          57             0.12500
          58             0.12500
          59             0.12500
          60             0.12500
          61             0.06250
          62             0.06250
          63             0.06250
          64             0.06250
          65             0.06250
          66             0.06250
          67             0.06250
          68             0.06250
          69             0.06250
          70             0.06250
          71             0.06250
          72             0.06250
          73             0.03125
          74             0.03125
          75             0.03125
          76             0.03125
          77             0.03125
          78             0.03125
          79             0.03125
          80             0.03125
          81             0.03125
          82             0.03125
          83             0.03125
          84             0.03125
          85             0.00000

ABFC 2004-OPT3                                        Banc of America Securities
                                                                          [LOGO]

Assumptions
Prepay Speed        100% FRM PPC/ 100% ARM PPC
Loss Severity       60%
Recovery Delay      6 months
Trigger             Fail
Run to              Maturity
Defaults are in addition to prepayments

                    ------------------------------------------------------------
                               Forward Libor            Forward Libor + 200 bp
--------------------------------------------------------------------------------
                           CDR (%)    Cum Loss (%)     CDR (%)     Cum Loss (%)
--------------------------------------------------------------------------------
M-1                          10.6         16.08           8.5          13.52
M-2                           7.4         12.05           5.5           9.38
M-5                           4.5          7.85           3.3           5.94
M-6                           3.1          5.60           2.2           4.08
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT3                                        Banc of America Securities
                                                                          [LOGO]

Assumptions
100% PPC              100% FRM PPC/ 100% ARM PPC
Severity              50%
Trigger               Fail
Recovery Delay        6 months

Class M3
-----------------------------------------------------------------------------------------
                                 Forward Libor               Forward Libor + 200 bp
                  -----------------------------------------------------------------------
     PPC                   CDR (%)        Cum Loss (%)       CDR (%)     Cum Loss (%)
                  -----------------------------------------------------------------------
     50%                      6.50            15.29             4.7           12.01
    100%                      7.90            10.60             5.6            7.94
    150%                      9.00             8.12             6.7            6.25
-----------------------------------------------------------------------------------------


Assumptions                                                   Assumptions
Prepay Speed    50% FRM PPC                                   Default Rate    4 CDR
                150% ARM PPC                                  Severity        50%
                                                              Recovery Delay  6 months
                                                              Trigger         Fail
                                           100


             ----------------------------------               --------------------------------------------
                            AFC                                               Forward Libor
             ----------------------------------               --------------------------------------------
                Fwd LIBOR         L + 200                         50 PPC         100 PPC        150 PPC
             ----------------------------------               --------------------------------------------
                   7.88             7.88                            534            534            534
                   6.35             6.35                            503            503            503
                   6.56             6.56                            503            503            502
                   6.35             6.35                            496            495            495
                   6.35             6.35                            492            491            490
                   6.56             6.56                            490            489            488
                   6.35             6.35                            481            480            478
                   6.56             6.56                            477            476            474
                   6.35             6.35                            463            461            459
                   6.34             6.34                            456            454            451
                   6.92             6.92                            451            449            446
                   6.25             6.25                            416            414            410
                   6.45             6.45                            415            413            409
                   6.24             6.24                            399            396            391
                   6.45             6.45                            399            396            391
                   6.24             6.24                            383            379            373
                   6.24             6.24                            374            370            364
                   6.45             6.45                            375            371            364
                   6.24             6.24                            358            353            346
                   6.72             7.56                            396            390            381
                   6.50             7.30                            378            371            361
                   6.49             7.27                            370            363            352
                   7.18             8.03                            387            380            370
                   6.48             7.23                            341            333            321
                   6.69             7.45                            343            335            322
                   6.68             7.40                            355            345            330
                   6.89             7.62                            358            348            332
                   6.66             7.35                            338            326            310
                   6.65             7.33                            329            317            300
                   6.86             7.55                            333            321            303
                   6.39             7.04                            287            274            255
                   6.78             7.47                            324            310            288
                   6.55             7.20                            303            287            263
                   6.54             7.18                            294            278            253
                   7.22             7.91                            338            322            298
                   6.51             7.12                            297            279            252
                   6.71             7.33                            304            286            258
                   6.57             7.17                            300            280            249
                   6.77             7.38                            307            287            255
                   6.54             7.11                            285            265            230
                   6.53             7.08                            279            257            220
                   6.73             7.29                            287            265            227
                   6.50             7.03                            265            242            201
                   6.79             7.33                            294            270            226
                   6.56             7.07                            272            246            200
                   6.54             7.04                            265            239            191
                   6.98             7.49                            298            272            225
                   6.51             6.98                            264            236            185
                   6.72             7.19                            274            246            194
                   6.54             6.99                            267            237            180
                   6.74             7.19                            278            247            190
                   6.51             6.93                            256            223            164
                   6.50             6.91                            250            216            102
                   6.70             7.11                            261            227            110
                   6.47             6.86                            239            203             83
                   6.71             7.10                            263            226            104
                   6.48             6.85                            240            201             80
                   6.46             6.82                            235            195             75
                   7.14             7.53                            301            262            139
                   6.44             6.78                            257            213             89
                   6.64             6.98                            270            226            101
                   6.41             6.73                            249            203             79
                   6.61             6.93                            262            215             91
                   6.39             6.69                            240            191             69
                   6.37             6.67                            236            185             64
                   6.57             6.87                            249            198             75
                   6.35             6.63                            227            174             56
                   6.58             6.86                            254            198             72
                   6.35             6.62                            232            175             53
                   6.34             6.60                            228            170             50
                   7.01             7.28                            279            222             92
                   6.32             6.56                            219            158             46
                   6.52             6.76                            237            174             53
                   6.32             6.55                            228            163             46
                   6.52             6.75                            246            179             54
                   6.30             6.51                            227            159             44
                   6.29             6.49                            226            156             44
                   6.48             6.69                            244            173
                   6.27             6.46                            225            152
                   6.46             6.66                            243            168
                   6.25             6.43                            224             93
                   6.24             6.42                            223             89
                   6.90             7.09                            279            145
                   6.22             6.39                            222             82
                   6.42             6.59                            240            100
                   6.20             6.36                            220             79
                   6.40             6.56                            239             97
                   6.19             6.34                            219             76
                   6.18             6.32                            218             74
                   6.38             6.52                            237             91
                   6.17             6.30                            217             71
                   6.36             6.50                            235             88
                   6.15             6.28                            215             67
                   6.15             6.27                            215             65
                   6.56             6.69                            252            101
                   6.13             6.25                            213             62
                   6.33             6.45                            231             78
                   6.12             6.23                            212             58
                   6.32             6.43                            230             73
                   6.11             6.21                            210             53
                   6.11             6.21                            209             51
                   6.30             6.40                            227             66
                   6.10             6.19                            207             46
                   6.30             6.39                            226             61
                   6.09             6.17                            206             41
                   6.08             6.17                            205             39
                   6.73             6.82                            262             89
                   6.07             6.15                            203             35
                   6.27             6.35                            221             49
                   6.07             6.14                            201             31
                   6.26             6.34                            219             44
                   6.06             6.13                            199             27
                   6.06             6.12                            198             25
                   6.25             6.32                            216             37
                   6.05             6.11                            196             21
                   6.25             6.31                            214             31
                   6.04             6.10                            194             16
                   6.04             6.10                            193             13
                   6.68             6.74                            250
                   6.03             6.09                            190
                   6.23             6.29                            209
                   6.03             6.08                            188
                   6.23             6.28                            207
                   6.02             6.07                            186
                   6.02             6.07                            185
                   6.22             6.26                            204
                   6.02             6.06                            183
                   6.21             6.26                            202
                   6.01             6.05                            182
                   6.01             6.05                            181
                   6.65             6.69                            239
                   6.01             6.04                            179
                   6.20             6.24                            197
                   6.00             6.04                            177
                   6.20             6.23                            195
                   6.00             6.03                            174
                   6.00             6.03                            173
                   6.20             6.23                            192
                   5.99             6.02                            171
                   6.19             6.22                            189
                   5.99             6.02                            168
                   5.99             6.02                            167
                   6.40             6.43                            206
                   5.99             6.01                            111
                   6.19             6.21                            129
                   5.98             6.01                            107
                   6.18             6.21                            125
                   5.98             6.00                            103
                   5.98             6.00                            100
                   6.18             6.20                            118
                   5.98             6.00                            97
                   6.18             6.20                            116
                   5.98             6.00                            96
                   5.98             5.99                            95
                   6.62             6.63                            153
                   5.97             5.99                            93
                   6.17             6.19                            111
                   5.97             5.99                            91
                   6.17             6.19                            109
                   5.97             5.99                            89
                   5.97             5.98                            88
                   6.17             6.18                            106
                   5.97             5.98                            85
                   6.17             6.18                            103
                   5.97             5.98                            83
                   5.97             5.98                            82
                   6.61             6.62                            138
                   5.97             5.98                            79
                   6.16             6.17                            97
                   5.96             5.97                            77
                   6.16             6.17                            94
                   5.96             5.97                            74
                   5.96             5.97                            72
                   6.16             6.17                            90
                   5.96             5.97                            70
                   6.16             6.17                            87
                   5.96             5.97                            67
                   5.96             5.97                            65
                   6.60             6.61                            120
                   5.96             5.97                            62
                   6.16             6.16                            79
                   5.96             5.97                            58
                   6.16             6.16                            75
                   5.96             5.96                            54
                   5.96             5.96                            52
                   6.15             6.16                            69
                   5.96             5.96                            48
                   6.15             6.16                            65
                   5.96             5.96                            45
                   5.95             5.96                            43
                   6.36             6.37                            78
                   5.95             5.96                            40
                   6.15             6.16                            56
                   5.95             5.96                            36
                   6.15             6.16                            53
                   5.95             5.96                            33
                   5.95             5.96                            31
                   6.15             6.15                            47
                   5.95             5.96                            27
                   6.15             6.15                            42
                   5.95             5.95                            22
                   5.95             5.95                            22
                   6.59             6.59                            74
                   5.95             5.95                            20
                   6.15             6.15                            36
                   5.95             5.95                            18
                   6.15             6.15                            34
                   5.95             5.95                            16
                   5.95             5.95                            15

(Table continues below)

             ----------------      --------------------------------------------
                   AFC                      Forward Libor + 200 bp
             ----------------      --------------------------------------------
                Fwd LIBOR            50 PPC         100 PPC        150 PPC
             ----------------      --------------------------------------------
                   7.88               368             368            368
                   6.35               297             297            297
                   6.56               304             304            303
                   6.35               290             290            289
                   6.35               286             285            284
                   6.56               292             291            289
                   6.35               276             274            273
                   6.56               278             277            275
                   6.35               258             256            254
                   6.34               250             248            246
                   6.92               265             263            260
                   6.25               211             209            206
                   6.45               217             214            210
                   6.24               194             191            187
                   6.45               201             198            193
                   6.24               178             174            169
                   6.24               170             165            159
                   6.45               177             172            165
                   6.24               153             148            141
                   6.72               308             298            284
                   6.50               284             273            258
                   6.49               277             265            248
                   7.18               314             302            285
                   6.48               248             235            215
                   6.69               257             243            223
                   6.68               262             247            223
                   6.89               272             256            231
                   6.66               245             228            202
                   6.65               236             219            191
                   6.86               247             229            200
                   6.39               194             176            146
                   6.78               243             222            187
                   6.55               215             193            156
                   6.54               207             184            145
                   7.22               270             246            207
                   6.51               209             184            142
                   6.71               222             196            152
                   6.57               215             187            139
                   6.77               229             199            150
                   6.54               201             171            119
                   6.53               194             163            109
                   6.73               208             176            122
                   6.50               180             146             90
                   6.79               216             180            119
                   6.56               188             150             87
                   6.54               181             142             78
                   6.98               225             185            121
                   6.51               180             137             71
                   6.72               196             152             85
                   6.54               182             136             65
                   6.74               199             151             80
                   6.51               171             121             49
                   6.50               164             113             12
                   6.70               181             130             17
                   6.47               153             100             5
                   6.71               183             128             9
                   6.48               154             97              0
                   6.46               148             91              0
                   7.14               232             175             39
                   6.44               169             109             0
                   6.64               188             127             6
                   6.41               161             98              0
                   6.61               179             116             2
                   6.39               151             86              0
                   6.37               147             81              0
                   6.57               166             99              0
                   6.35               137             69              0
                   6.58               169             99              0
                   6.35               141             69              0
                   6.34               137             64              0
                   7.01               205             133             6
                   6.32               126             53              0
                   6.52               149             74              0
                   6.32               134             57              0
                   6.52               158             80              0
                   6.30               133             53              0
                   6.29               132             51              0
                   6.48               156             73              0
                   6.27               131             47              0
                   6.46               155             69              0
                   6.25               130             14              0
                   6.24               129             12              0
                   6.90               203             63              0
                   6.22               128              8
                   6.42               152             16
                   6.20               126              4
                   6.40               151             11
                   6.19               125              0
                   6.18               124              0
                   6.38               149              7
                   6.17               123              0
                   6.36               147              6
                   6.15               121              0
                   6.15               121              0
                   6.56               170             19
                   6.13               119              0
                   6.33               144              4
                   6.12               118              0
                   6.32               142              3
                   6.11               116              0
                   6.11               115              0
                   6.30               140              2
                   6.10               114              0
                   6.30               138              2
                   6.09               112              0
                   6.08               111              0
                   6.73               187             23
                   6.07               109              0
                   6.27               134              0
                   6.07               108              0
                   6.26               132              0
                   6.06               106              0
                   6.06               105              0
                   6.25               130              0
                   6.05               103              0
                   6.25               128              0
                   6.04               101              0
                   6.04               100              0
                   6.68               177              9
                   6.03                98              0
                   6.23               123              0
                   6.03                96              0
                   6.23               121              0
                   6.02                94              0
                   6.02                93              0
                   6.22               118              0
                   6.02                90              0
                   6.21               116              0
                   6.01                88              0
                   6.01                88              0
                   6.65               167              1
                   6.01                86              0
                   6.20               112
                   6.00                84
                   6.20               110
                   6.00                83
                   6.00                82
                   6.20               108
                   5.99                80
                   6.19               106
                   5.99                78
                   5.99                77
                   6.40               131
                   5.99                75
                   6.19                53
                   5.98                32
                   6.18                51
                   5.98                29
                   5.98                28
                   6.18                47
                   5.98                25
                   6.18                44
                   5.98                23
                   5.98                21
                   6.62                92
                   5.97                19
                   6.17                37
                   5.97                16
                   6.17                34
                   5.97                13
                   5.97                11
                   6.17                29
                   5.97                9
                   6.17                28
                   5.97                9
                   5.97                9
                   6.61                79
                   5.97                8
                   6.16                26
                   5.96                8
                   6.16                26
                   5.96                8
                   5.96                8
                   6.16                25
                   5.96                8
                   6.16                25
                   5.96                7
                   5.96                7
                   6.60                75
                   5.96                7
                   6.16                23
                   5.96                6
                   6.16                22
                   5.96                6
                   5.96                6
                   6.15                21
                   5.96                6
                   6.15                20
                   5.96                5
                   5.95                5
                   6.36                40
                   5.95                5
                   6.15                18
                   5.95                4
                   6.15                17
                   5.95                4
                   5.95                4
                   6.15                16
                   5.95                3
                   6.15                15
                   5.95                3
                   5.95                3
                   6.59                62
                   5.95                3
                   6.15                12
                   5.95                2
                   6.15                11
                   5.95                2
                   5.95                2
                                       10
                                       1
                                       8
                                       1
                                       1
                                       53
                                       0
                                       5
                                       0
                                       5
                                       0
                                       0
                                       5
                                       0
                                       4
                                       0
                                       0
                                       47
                                       0
                                       4
                                       0
                                       3
                                       0
                                       0
                                       3
                                       0
                                       3
                                       0
                                       0
                                       12
                                       0
                                       2
                                       0
                                       2
                                       0
                                       0
                                       1
                                       0
                                       1
                                       0
                                       0
                                       34
                                       0
                                       0
                                       0
                                       0
                                       0


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 ABFC 2004-OPT3       Banc of America Securities
                                Collateral Strats                         [LOGO]

FICO & Documentation

------------------------------------------------------------------------------------------------
FICO Score     Full     Stated     Limited   No Doc     All Docs   Avg Prin Bal     Current LTV
------------------------------------------------------------------------------------------------
<= 500         0.76%     0.18%      0.00%     0.03%       0.98%     139,520.15         79.99
------------------------------------------------------------------------------------------------
501 - 550     13.45%     6.10%      0.02%     0.00%      19.57%     147,149.46         73.30
------------------------------------------------------------------------------------------------
551 - 600     16.09%     5.45%      0.07%     0.00%      21.61%     154,670.94         76.56
------------------------------------------------------------------------------------------------
601 - 650     18.65%     9.82%      0.00%     0.00%      28.47%     164,233.56         78.33
------------------------------------------------------------------------------------------------
651 - 700     10.64%     8.98%      0.05%     0.43%      20.11%     163,571.54         78.51
------------------------------------------------------------------------------------------------
701 - 750      3.03%     3.82%      0.00%     0.35%       7.20%     161,940.90         82.40
------------------------------------------------------------------------------------------------
751 - 800      0.98%     0.80%      0.00%     0.09%       1.87%     165,822.54         83.13
------------------------------------------------------------------------------------------------
801 - 850      0.12%     0.06%      0.00%     0.01%       0.19%     205,368.50         82.17
------------------------------------------------------------------------------------------------
Total:        63.72%    35.22%      0.14%     0.92%     100.00%     158,055.02         77.41
------------------------------------------------------------------------------------------------

LTV & FICO
------------------------------------------------------------------------------------------------------------------------
Current LTV                  FICO <500     FICO 500-550    FICO 550-600    FICO 600-650    FICO 650-700    FICO 700-750
------------------------------------------------------------------------------------------------------------------------
<= 50.00                       0.02%           0.98%           0.98%           1.25%           0.87%           0.32%
------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                  0.03%           1.50%           1.48%           1.56%           1.32%           0.23%
------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                  0.01%           3.83%           3.33%           3.47%           2.11%           0.82%
------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                  0.27%          10.88%           8.84%          10.64%           7.44%           1.93%
------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                  0.27%           2.06%           6.07%           8.59%           6.22%           2.74%
------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                 0.10%           0.21%           0.72%           2.82%           2.60%           1.37%
------------------------------------------------------------------------------------------------------------------------
Total:                         0.70%          19.47%          21.42%          28.31%          20.56%           7.39%
------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Current LTV                 FICO 750-800    FICO gt 800        Total     Avg Prin Bal     WAC    Gross Margin
-------------------------------------------------------------------------------------------------------------
<= 50.00                       0.04%           0.01%           4.47%      118,268.74     7.210       5.334
-------------------------------------------------------------------------------------------------------------
50.01 - 60.00                  0.06%           0.00%           6.17%      153,896.18     7.172       5.226
-------------------------------------------------------------------------------------------------------------
60.01 - 70.00                  0.11%           0.00%          13.68%      167,821.32     7.345       5.369
-------------------------------------------------------------------------------------------------------------
70.01 - 80.00                  0.66%           0.08%          40.74%      155,829.26     7.469       5.467
-------------------------------------------------------------------------------------------------------------
80.01 - 90.00                  0.69%           0.09%          26.73%      169,517.72     7.590       5.706
-------------------------------------------------------------------------------------------------------------
90.01 - 100.00                 0.39%           0.01%           8.22%      151,569.94     7.736       5.720
-------------------------------------------------------------------------------------------------------------
Total:                         1.96%           0.19%         100.00%      158,055.02     7.476       5.531
-------------------------------------------------------------------------------------------------------------


Prin Balance & FICO
-----------------------------------------------------------------------------------------------------------------------
Prin Balance                 FICO <500     FICO 500-550    FICO 550-600    FICO 600-650    FICO 650-700    FICO 700-750
-----------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00               0.01%           0.14%           0.12%           0.07%           0.08%           0.03%
-----------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00         0.18%           3.22%           3.22%           3.70%           2.54%           1.08%
-----------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00        0.11%           4.31%           4.16%           5.77%           4.09%           1.46%
-----------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00        0.11%           4.10%           4.90%           5.62%           4.19%           1.46%
-----------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00        0.03%           3.81%           3.66%           4.60%           2.92%           0.80%
-----------------------------------------------------------------------------------------------------------------------
250,000.01 - 300,000.00        0.08%           1.43%           1.77%           2.60%           2.56%           0.82%
-----------------------------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00        0.00%           1.21%           1.14%           2.03%           1.72%           0.48%
-----------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00        0.05%           0.69%           0.91%           1.66%           1.03%           0.23%
-----------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00        0.00%           0.26%           0.39%           0.91%           0.69%           0.33%
-----------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00        0.00%           0.22%           0.44%           0.81%           0.59%           0.07%
-----------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00        0.00%           0.08%           0.16%           0.08%           0.08%           0.24%
-----------------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00        0.00%           0.00%           0.43%           0.26%           0.09%           0.00%
-----------------------------------------------------------------------------------------------------------------------
700,000.01 - 750,000.00        0.11%           0.00%           0.00%           0.22%           0.00%           0.11%
-----------------------------------------------------------------------------------------------------------------------
800,000.01 - 850,000.00        0.00%           0.00%           0.12%           0.00%           0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------
850,000.01 - 900,000.00        0.00%           0.00%           0.00%           0.00%           0.00%           0.13%
-----------------------------------------------------------------------------------------------------------------------
900,000.01 - 950,000.00        0.00%           0.00%           0.00%           0.00%           0.00%           0.14%
-----------------------------------------------------------------------------------------------------------------------
Total:                         0.70%          19.47%          21.42%          28.31%          20.56%           7.39%
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Prin Balance                  FICO 750-800     FICO gt 800     total    Current LTV     WAC    Gross Margin
------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                  0.01%           0.00%        0.44%       57.04       8.667       6.053
------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00            0.24%           0.03%       14.20%       75.82       8.109       5.881
------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00           0.38%           0.02%       20.29%       77.14       7.651       5.685
------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00           0.29%           0.00%       20.67%       77.09       7.374       5.515
------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00           0.26%           0.00%       16.08%       77.28       7.354       5.493
------------------------------------------------------------------------------------------------------------
250,000.01 - 300,000.00           0.33%           0.00%        9.59%       78.36       7.169       5.227
------------------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00           0.05%           0.00%        6.64%       80.01       7.374       5.642
------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00           0.06%           0.06%        4.69%       79.73       7.187       5.280
------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00           0.19%           0.00%        2.77%       78.06       6.840       4.917
------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00           0.15%           0.08%        2.35%       80.29       7.156       5.354
------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00           0.00%           0.00%        0.64%       82.28       6.764       5.282
------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00           0.00%           0.00%        0.78%       78.89       7.364       5.071
------------------------------------------------------------------------------------------------------------
700,000.01 - 750,000.00           0.00%           0.00%        0.45%       74.25       6.593       4.626
------------------------------------------------------------------------------------------------------------
800,000.01 - 850,000.00           0.00%           0.00%        0.12%       74.77       5.950       4.050
------------------------------------------------------------------------------------------------------------
850,000.01 - 900,000.00           0.00%           0.00%        0.13%       69.72       5.950       4.150
------------------------------------------------------------------------------------------------------------
900,000.01 - 950,000.00           0.00%           0.00%        0.14%        64.8       6.600       0.000
------------------------------------------------------------------------------------------------------------
Total:                            1.96%           0.19%      100.00%       77.41       7.476       5.531
------------------------------------------------------------------------------------------------------------

Prepayment Penalty & FICO
-------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term      FICO <500      FICO 500-550    FICO 550-600    FICO 600-650    FICO 650-700    FICO 700-750
-------------------------------------------------------------------------------------------------------------------------
 0                              0.32%           6.05%           6.00%           6.18%           4.15%           1.39%
-------------------------------------------------------------------------------------------------------------------------
12                              0.10%           0.78%           1.36%           2.98%           2.99%           1.11%
-------------------------------------------------------------------------------------------------------------------------
24                              0.04%          10.83%          10.96%          12.32%           4.95%           1.47%
-------------------------------------------------------------------------------------------------------------------------
30                              0.00%           0.03%           0.03%           0.11%           0.02%           0.03%
-------------------------------------------------------------------------------------------------------------------------
36                              0.25%           1.78%           3.08%           6.72%           8.45%           3.40%
-------------------------------------------------------------------------------------------------------------------------
Total:                          0.70%          19.47%          21.42%          28.31%          20.56%           7.39%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term        FICO 750-800     FICO gt 800     total    Current LTV     WAC       Gross Margin    Avg Prin Bal
--------------------------------------------------------------------------------------------------------------------------------
0                                  0.37%           0.06%       24.52%       76.46       7.726          5.581        151,581.10
--------------------------------------------------------------------------------------------------------------------------------
12                                 0.44%           0.08%        9.82%       73.37       7.178          5.633        209,324.15
--------------------------------------------------------------------------------------------------------------------------------
24                                 0.17%           0.00%       40.73%       79.77       7.456          5.505        159,435.32
--------------------------------------------------------------------------------------------------------------------------------
30                                 0.00%           0.00%        0.22%       79.21       7.148          4.564        209,963.33
--------------------------------------------------------------------------------------------------------------------------------
36                                 0.97%           0.05%       24.70%       76.04       7.384          5.590        147,505.70
--------------------------------------------------------------------------------------------------------------------------------
Total:                             1.96%           0.19%      100.00%       77.41       7.476          5.531        158,055.02
--------------------------------------------------------------------------------------------------------------------------------


Mortg Rates & FICO
--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates         FICO <500      FICO 500-550    FICO 550-600    FICO 600-650    FICO 650-700    FICO 700-750    FICO 750-800
--------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999          0.00%           0.00%           0.00%           0.06%           0.00%           0.02%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499          0.00%           0.04%           0.09%           0.47%           0.31%           0.05%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999          0.00%           0.14%           0.81%           1.52%           0.96%           0.55%           0.08%
--------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499          0.01%           0.27%           1.21%           3.02%           3.49%           1.01%           0.48%
--------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999          0.06%           1.42%           4.11%           7.73%           6.78%           2.65%           0.70%
--------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499          0.19%           2.47%           2.76%           5.70%           3.61%           0.98%           0.22%
--------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999          0.13%           4.46%           4.98%           5.33%           3.13%           1.05%           0.20%
--------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499          0.20%           3.06%           2.73%           2.07%           1.12%           0.64%           0.24%
--------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999          0.04%           3.83%           2.85%           1.60%           0.86%           0.28%           0.04%
--------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499          0.02%           1.61%           0.89%           0.39%           0.17%           0.16%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999          0.01%           1.27%           0.59%           0.21%           0.10%           0.01%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499        0.00%           0.27%           0.15%           0.08%           0.02%           0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999        0.03%           0.33%           0.15%           0.09%           0.01%           0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499        0.00%           0.20%           0.05%           0.00%           0.00%           0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999        0.00%           0.09%           0.03%           0.02%           0.00%           0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499        0.00%           0.00%           0.01%           0.02%           0.00%           0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999        0.01%           0.00%           0.01%           0.00%           0.00%           0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499        0.00%           0.02%           0.00%           0.00%           0.00%           0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
Total:                 0.70%          19.47%          21.42%          28.31%          20.56%           7.39%           1.96%
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Mortg Rates           FICO gt 800    total      Current LTV        WAC       Gross Margin       Avg Prin Bal
-------------------------------------------------------------------------------------------------------------
4.500 - 4.999             0.00%      0.09%         78.74          4.846          4.082           189,166.33
-------------------------------------------------------------------------------------------------------------
5.000 - 5.499             0.00%      0.95%         69.59          5.300          3.891           200,573.42
-------------------------------------------------------------------------------------------------------------
5.500 - 5.999             0.08%      4.12%         72.97          5.820          4.172           206,554.30
-------------------------------------------------------------------------------------------------------------
6.000 - 6.499             0.00%      9.50%         73.59          6.306          4.496           189,507.08
-------------------------------------------------------------------------------------------------------------
6.500 - 6.999             0.04%     23.49%         75.44          6.756          4.923           186,232.55
-------------------------------------------------------------------------------------------------------------
7.000 - 7.499             0.07%     16.00%         78.36          7.256          5.368           168,041.40
-------------------------------------------------------------------------------------------------------------
7.500 - 7.999             0.00%     19.29%         78.96          7.746          5.712           156,105.14
-------------------------------------------------------------------------------------------------------------
8.000 - 8.499             0.00%     10.06%         81.55          8.238          6.068           137,634.78
-------------------------------------------------------------------------------------------------------------
8.500 - 8.999             0.00%      9.51%         79.56          8.744          6.554           136,227.57
-------------------------------------------------------------------------------------------------------------
9.000 - 9.499             0.00%      3.24%         78.55          9.211          6.889           111,284.83
-------------------------------------------------------------------------------------------------------------
9.500 - 9.999             0.00%      2.18%         78.44          9.732          7.308           100,917.24
-------------------------------------------------------------------------------------------------------------
10.000 - 10.499           0.00%      0.52%         77.02         10.248          7.384            74,100.05
-------------------------------------------------------------------------------------------------------------
10.500 - 10.999           0.00%      0.61%         72.18         10.734          7.967            92,653.08
-------------------------------------------------------------------------------------------------------------
11.000 - 11.499           0.00%      0.25%         70.34         11.163          8.345           101,314.56
-------------------------------------------------------------------------------------------------------------
11.500 - 11.999           0.00%      0.14%         74.51         11.704          8.343            76,163.43
-------------------------------------------------------------------------------------------------------------
12.000 - 12.499           0.00%      0.03%         93.69         12.017          0.000            59,314.06
-------------------------------------------------------------------------------------------------------------
12.500 - 12.999           0.00%      0.02%         80.05         12.548          0.000            52,577.31
-------------------------------------------------------------------------------------------------------------
13.000 - 13.499           0.00%      0.02%         65.61         13.106          0.000            64,869.78
-------------------------------------------------------------------------------------------------------------
Total:                    0.19%    100.00%         77.41          7.476          5.531           158,055.02
-------------------------------------------------------------------------------------------------------------


Mortg Rates & LTV
---------------------------------------------------------------------------------------------------------------------------
Mortg Rates         LTV <= 50      LTV 50.01-60    LTV 60.01-70    LTV 70.01-80    LTV 80.01-90    LTV 90.01-100     total
---------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999          0.00%           0.00%           0.00%           0.09%           0.00%           0.00%         0.09%
---------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499          0.08%           0.11%           0.34%           0.30%           0.08%           0.04%         0.95%
---------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999          0.36%           0.28%           0.82%           1.81%           0.73%           0.12%         4.12%
---------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499          0.66%           1.02%           1.58%           3.86%           1.97%           0.40%         9.50%
---------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999          1.33%           1.91%           3.66%           9.47%           5.55%           1.56%        23.49%
---------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499          0.62%           0.84%           2.05%           6.41%           4.95%           1.12%        16.00%
---------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999          0.64%           1.11%           1.97%           8.05%           5.55%           1.96%        19.29%
---------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499          0.16%           0.27%           1.04%           3.77%           3.34%           1.48%        10.06%
---------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999          0.25%           0.30%           1.18%           4.15%           2.72%           0.92%         9.51%
---------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499          0.17%           0.15%           0.32%           1.31%           0.98%           0.30%         3.24%
---------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999          0.05%           0.05%           0.37%           1.06%           0.45%           0.20%         2.18%
---------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499        0.04%           0.05%           0.04%           0.19%           0.14%           0.07%         0.52%
---------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999        0.07%           0.07%           0.12%           0.16%           0.18%           0.01%         0.61%
---------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499        0.02%           0.00%           0.16%           0.03%           0.02%           0.01%         0.25%
---------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999        0.02%           0.00%           0.03%           0.04%           0.04%           0.01%         0.14%
---------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499        0.00%           0.00%           0.00%           0.00%           0.01%           0.02%         0.03%
---------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999        0.00%           0.00%           0.00%           0.01%           0.01%           0.00%         0.02%
---------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499        0.00%           0.01%           0.00%           0.01%           0.00%           0.00%         0.02%
---------------------------------------------------------------------------------------------------------------------------
Total:                 4.47%           6.17%          13.68%          40.74%          26.73%           8.22%       100.00%
---------------------------------------------------------------------------------------------------------------------------

(Table continues below)

---------------------------------------------------------------------------
Mortg Rates         avg FICO      WAC       Gross Margin       Avg Prin Bal
---------------------------------------------------------------------------
4.500 - 4.999          649       4.846          4.082           189,166.33
---------------------------------------------------------------------------
5.000 - 5.499          637       5.300          3.891           200,573.42
---------------------------------------------------------------------------
5.500 - 5.999          641       5.820          4.172           206,554.30
---------------------------------------------------------------------------
6.000 - 6.499          650       6.306          4.496           189,507.08
---------------------------------------------------------------------------
6.500 - 6.999          639       6.756          4.923           186,232.55
---------------------------------------------------------------------------
7.000 - 7.499          619       7.256          5.368           168,041.40
---------------------------------------------------------------------------
7.500 - 7.999          604       7.746          5.712           156,105.14
---------------------------------------------------------------------------
8.000 - 8.499          594       8.238          6.068           137,634.78
---------------------------------------------------------------------------
8.500 - 8.999          576       8.744          6.554           136,227.57
---------------------------------------------------------------------------
9.000 - 9.499          569       9.211          6.889           111,284.83
---------------------------------------------------------------------------
9.500 - 9.999          553       9.732          7.308           100,917.24
---------------------------------------------------------------------------
10.000 - 10.499        556      10.248          7.384            74,100.05
---------------------------------------------------------------------------
10.500 - 10.999        556      10.734          7.967            92,653.08
---------------------------------------------------------------------------
11.000 - 11.499        531      11.163          8.345           101,314.56
---------------------------------------------------------------------------
11.500 - 11.999        548      11.704          8.343            76,163.43
---------------------------------------------------------------------------
12.000 - 12.499        591      12.017          0.000            59,314.06
---------------------------------------------------------------------------
12.500 - 12.999        561      12.548          0.000            52,577.31
---------------------------------------------------------------------------
13.000 - 13.499        529      13.106          0.000            64,869.78
---------------------------------------------------------------------------
Total:                 614       7.476          5.531           158,055.02
---------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                               [BANK OF AMERICA SECURITIES LOGO]


                                 ABFC 2004-OPT3
                                Collateral Strats



DTI Strats for loans with > 40% DTI.

--------------------------------------------------------------------------------------------------------------------------
                    NZWA         NZWA       NZWA         % Full            % Stated         % Limited            % No
DTI                 DTI          FICO       OCLTV      Documentation     Documentation     Documentation     Documentation
--------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       42.60        619        79.27%        62.51%             36.89%           0.15%              0.46%
45.01 - 50.00       47.33        610        78.29         67.06              32.80            0.00               0.13
50.01 >=            52.2         606        74.27         71.34              27.59            0.31               0.76
Total:              45.71        614        78.22%        65.44%             34.07%           0.11%              0.37%
--------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change

                                               [BANK OF AMERICA SECURITIES LOGO]



Transaction

Issuer           Asset Backed Funding Corporation
Series           Asset Backed Certificates, Series 2004-OPT3

Collateral       Approximately $656MM of Closed End Home Equity Mortgage Loans
Originator       Option One Mortgage Corporation

Servicer         Option One Mortgage Corporation
Rating           "SQ1/SQ2", "STRONG/AVERAGE", "RPS1/RSS1" (M/S/F)

Rating Agencies  Moody's, S&P and Fitch

Structure

Credit Support
                 1- Excess Interest
                 2- Overcollateralization
                 3- Subordination

                                                                                 651,000,000      Initial      Initial     Stepdown
                  Class       Moody's       S&P        Fitch       Cpn Type           Amount       Size          C/E          C/E
                 ------------------------------------------------------------------------------------------------------------------
                 Seniors        Aaa         AAA         AAA         Float        556,605,000      85.50%       14.50%       29.00%
                    M1          Aa2         AA          AA          Float         34,828,000       5.35%        9.15%       18.30%
                    M2          A2           A           A          Float         27,017,000       4.15%        5.00%       10.00%
                    M3          A3          A-           A          Float          8,788,000       1.35%        3.65%        7.30%
                    M4         Baa1        BBB+         A-          Float          7,487,000       1.15%        2.50%        5.00%
                    M5         Baa2         BBB         BBB         Float          6,510,000       1.00%        1.50%        3.00%
                    M6         Baa3        BBB-        BBB-         Float          6,510,000       1.00%        0.50%        1.00%
                    CE          UR          UR          UR          Resid          3,255,000       0.50%        0.00%        0.00%
                 ------------------------------------------------------------------------------------------------------------------

                  After the Stepdown Date the subordinates may receive principal payments Overcollateralization is fully funded at approximately 50bps and is floored at 50bps


Trigger Event     A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 55% of the senior enhancement percentage for the Offered Certificates or (ii) during such period the Cumulative
                  Realized Loss Percentage exceeds the values defined below:

                  Distribution Dates                   Cumulative Realized Loss Percentage*
                  --------------------                 ------------------------------------
                  May 2007 - April 2008                   [1.75]%
                  May 2008 - April 2009                   [2.50]%
                  May 2009 - April 2010                   [2.75]%
                  May 2010 and thereafter                 [3.00]%
                  *Triggers are subject to change upon Rating Agency Approval.


Loss Coverage
-------------

                                                                           Static LIBOR                      Fwd LIBOR
              ----------------------------------------------------------------------------------------------------------------------
                Class      Moody's      S&P       Fitch      Cpn Type      CDR Break        Cum Loss        CDR Break     Cum Loss
              ----------------------------------------------------------------------------------------------------------------------
                  M1         Aa2        AA         AA         Float          18.9%           16.22%           15.4%        14.13%
                  M2         A2          A          A         Float          13.3%           12.69%           10.0%        10.24%
                  M3         A3          A-         A         Float          11.7%           11.54%           8.5%          9.00%
                  M4        Baa1       BBB+         A-        Float          10.4%           10.54%           7.2%          7.85%
                  M5        Baa2       BBB        BBB         Float           9.3%            9.65%           5.8%          6.54%
                  M6        Baa3       BBB-       BBB-        Float           7.7%            8.28%           4.0%          4.71%
              ----------------------------------------------------------------------------------------------------------------------

              40% loss severity
              12 month delay
              Trigger failing
              Run to maturity
              Defaults are in addition to prepayments Run at 100ppc for fixed rate loans, 100ppc for ARM loans "Break" is first dollar of principal loss

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change

                                               [BANK OF AMERICA SECURITIES LOGO]



Excess Spread
--------------------

                    -----------------------------------------------------------------------------
                                                  Static       Forward      Forward      Forward
                     Period       Paydate       XS Spread     XS Spread     1m LIBOR     6m LIBOR
                    -----------------------------------------------------------------------------
                            1     5/25/2004        537           534         1.1203      1.2024
                            2     6/25/2004        508           503         1.1386      1.2390
                            3     7/25/2004        512           503         1.1866      1.2896
                            4     8/25/2004        507           495         1.2030      1.3454
                            5     9/25/2004        507           491         1.2435      1.4064
                            6    10/25/2004        511           489         1.3071      1.4900
                            7    11/25/2004        506           480         1.3411      1.5813
                            8    12/25/2004        510           476         1.4363      1.6881
                            9     1/25/2005        505           461         1.5136      1.7857
                           10     2/25/2005        504           454         1.5825      1.8858
                           11     3/25/2005        509           449         1.7343      1.9832
                           12     4/25/2005        493           414         1.8631      2.0716
                           13     5/25/2005        498           413         1.9440      2.1508
                           14     6/25/2005        492           396         2.0243      2.2307
                           15     7/25/2005        497           396         2.1004      2.3078
                           16     8/25/2005        491           380         2.1788      2.3846
                           17     9/25/2005        491           371         2.2592      2.4618
                           18    10/25/2005        495           371         2.3378      2.5509
                           19    11/25/2005        489           354         2.4147      2.6485
                           20    12/25/2005        494           391         2.4899      2.7516
                           21     1/25/2006        488           372         2.5659      2.8538
                           22     2/25/2006        488           364         2.6400      2.9586
                           23     3/25/2006        502           381         2.7786      3.0562
                           24     4/25/2006        486           334         2.9205      3.1506
                           25     5/25/2006        491           336         3.0046      3.2326
                           26     6/25/2006        485           347         3.0902      3.3176
                           27     7/25/2006        489           349         3.1739      3.3978
                           28     8/25/2006        483           328         3.2554      3.4816
                           29     9/25/2006        483           319         3.3351      3.5592
                           30    10/25/2006        487           323         3.4155      3.6198
                           31    11/25/2006        456           276         3.4964      3.6684
                           32    12/25/2006        461           312         3.5736      3.7138
                           33     1/25/2007        455           290         3.6522      3.7559
                           34     2/25/2007        454           281         3.7290      3.7980
                           35     3/25/2007        469           325         3.6998      3.8350
                           36     4/25/2007        452           282         3.6962      3.8903
                           37     5/25/2007        457           289         3.7626      3.9588
                           38     6/25/2007        455           288         3.8275      4.0243
                           39     7/25/2007        463           298         3.8931      4.0892
                           40     8/25/2007        458           277         3.9588      4.1530
                           41     9/25/2007        459           271         4.0212      4.2161
                           42    10/25/2007        464           280         4.0852      4.2658
                           43    11/25/2007        459           259         4.1496      4.3088
                           44    12/25/2007        465           287         4.2124      4.3495
                           45     1/25/2008        459           265         4.2733      4.3897
                           46     2/25/2008        459           259         4.3327      4.4272
                           47     3/25/2008        470           292         4.3202      4.4634
                           48     4/25/2008        460           259         4.3360      4.5132
                           49     5/25/2008        465           269         4.3896      4.5662
                           50     6/25/2008        460           262         4.4438      4.6174
                           51     7/25/2008        465           273         4.4967      4.6720
                           52     8/25/2008        460           251         4.5484      4.7242
                           53     9/25/2008        460           246         4.6017      4.7723
                           54    10/25/2008        465           258         4.6532      4.7906
                           55    11/25/2008        460           236         4.7018      4.7854
                           56    12/25/2008        466           260         4.7526      4.7789
                           57     1/25/2009        461           238         4.8031      4.7696
                           58     2/25/2009        461           233         4.8491      4.7581
                           59     3/25/2009        477           299         4.7041      4.7470
                           60     4/25/2009        462           256         4.6242      4.7675
                           61     5/25/2009        467           269         4.6619      4.8055
                           62     6/25/2009        462           250         4.7011      4.8433
                           63     7/25/2009        467           263         4.7389      4.8805
                           64     8/25/2009        463           242         4.7774      4.9166
                           65     9/25/2009        463           239         4.8141      4.9509
                           66    10/25/2009        468           253         4.8497      4.9896
                           67    11/25/2009        463           232         4.8858      5.0280
                           68    12/25/2009        469           258         4.9206      5.0633
                           69     1/25/2010        464           237         4.9547      5.1028
                           70     2/25/2010        464           234         4.9865      5.1388
                           71     3/25/2010        479           284         5.0299      5.1748
                           72     4/25/2010        465           226         5.0720      5.2096
                           73     5/25/2010        470           244         5.0720      5.2096
                           74     6/25/2010        465           236         5.0720      5.2096
                           75     7/25/2010        470           254         5.0720      5.2096
                    -----------------------------------------------------------------------------
                    Run at 100ppc for fixed rate loans, 100ppc for ARM loans